UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05498 )

Exact name of registrant as specified in charter: Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— March 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Master Intermediate Income Trust

3|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Master
Intermediate
Income Trust

3| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	25
Financial statements	26
Shareholder meeting results	76

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to demonstrate healthy growth, it has become evident that certain sectors of the U.S. economy have slowed somewhat. Volatility in the financial markets has been on the rise, reflecting increased uncertainty about the potential impact of problems in the housing market. However, we have also seen indications that inflation is stabilizing and the unemployment rate is declining. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended March 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Master Intermediate Income Trust: seeking
broad diversification across global bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage-and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income and relative stability of net asset value.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund's net asset value.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market, if appropriate.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Putnam Master Intermediate Income Trust seeks high current

income and relative stability of net asset value by investing in investment-grade, high-yield, and non-U.S. fixed-income securities of limited maturity. Fund holdings and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking high current income, fixed-income diversification, or both.

Highlights

• For the six months ended March 31, 2007, Putnam Master Intermediate Income Trust posted total returns of 3.96% at net asset value (NAV) and 9.65% at market price.

• The fund’s benchmark, the Lehman Government/Credit Bond Index, returned 2.52% .

• The average return for the fund’s Lipper category, Flexible Income Funds (closed-end), was 4.84% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price usually differs from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment manager, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Putnam Master Intermediate Income Trust (NYSE ticker: PIM), total return for periods ended 3/31/07

Since the fund’s inception (4/29/88), average annual return is 7.80% at NAV and 6.89% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	6.45%	6.82%	86.87%	93.35%

5 years	8.82	8.49	52.59	50.29

3 years	5.90	4.62	18.77	14.51

1 year	8.80	15.43	8.80	15.43

6 months	—	—	3.96	9.65

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

The six-month period ended March 31, 2007, was favorable for most sectors of the fixed-income market, especially those associated with higher credit risk, such as the emerging-market and high-yield bond sectors. Investor demand for higher yield, combined with the global economy’s ongoing strength, supported higher prices in both of these sectors. Because your fund invests in a variety of fixed-income securities and markets, its results at net asset value (NAV) were ahead of the return of its U.S.-based benchmark index. However, the fund lagged its competitors because it was more defensively positioned, with smaller allocations to high-yield and emerging-market bonds than most other closed-end funds with similar investment objectives. The fund’s relatively defensive posture helped its performance at the end of February, when financial markets reacted unfavorably to volatility in the Chinese stock market and worries over financial problems for sub-prime mortgage lenders in the United States. The fund continued to benefit from its holdings in securitized bonds, and our currency strategies had a positive effect on performance over the course of the semiannual period.

Market overview

Over the past six months, the global economy remained strong and inflation, though at the higher end of what has been perceived as an acceptable range, was considered to be under control. This resulted in a generally benign environment for fixed-income investments. While yields of 10-year U.S. Treasury bonds declined only slightly, yields of high-yield and emerging-market bonds declined dramatically. Furthermore, at the end of February, the “spread,” which is the difference in yield between high-yield bonds and Treasuries of similar maturity, briefly moved to historically low levels. Since prices of fixed-income investments move in the opposite direction from their yields, the steep decline in yields of high-yield and emerging-market bonds meant these bonds saw substantial price appreciation. Also contributing to these favorable market conditions were improved balance sheets for many high-yield bond issuers, low default rates, investor demand for higher yields, and ample liquidity within the financial marketplace. Despite the shrinking yield advantage for high-yield and emerging-market bonds relative to Treasuries, investors have continued to demonstrate a high level of confidence in both markets.

The rally in bonds was interrupted by two brief sell-offs: The first was in December, when surprisingly strong economic statistics led investors to conclude that the Federal Reserve (the Fed) would not, as they had hoped, be cutting rates to stimulate growth over the near term. Beginning at its August 2006 meeting, the Fed had decided to pause in raising short-term interest rates, while retaining its stated bias toward hiking rates in the future to restrain inflation. As of March 31, 2007, the federal funds rate — the overnight lending rate that banks charge each other, which guides other short-term rates — remained where it had been since the August 2006 meeting, at 5.25% . The second brief period of volatility came from worries in late February over what actions Chinese officials might take to calm their stock market, and after Wall Street firms

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/07.

Bonds

Lehman Government/Credit Bond Index
(U.S. Treasury and agency securities and corporate bonds)	2.52%

JPMorgan Global Diversified Emerging Markets Bond Index (global emerging-market bonds)	6.34%

Citigroup Non-U.S. World Government Bond Index (international government bonds)	3.20%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	7.55%

Equities

S&P 500 Index (broad stock market)	7.38%

Russell 2000 Growth Index (small-company growth stocks)	11.46%

Russell 2000 Value Index (small-company value stocks)	10.62%

began to clamp down on liquidity for sub-prime lenders following a dramatic increase in default rates among sub-prime mortgage loans.

Strategy overview

Your fund’s managers believe that using multiple income-generating strategies to build a diversified portfolio is the best way to pursue the fund’s objectives. The fund’s portfolio includes a broad spectrum of securitized, credit, cash (and equivalent) and government debt instruments. Our investment process involves aligning teams of specialists with these varied investment opportunities. Each team identifies what it considers to be the most compelling strategies within its area of expertise.

We then draw from these strategies, systematically building an array of investments that seeks to carefully balance risk and return.

Though market fundamentals have been generally strong, we have become concerned about a trend of higher valuation levels in the fixed-income market. Reflecting these concerns, we have adopted an increasingly conservative posture regarding both duration — a measure of the portfolio’s interest-rate sensitivity — and credit risk. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) Despite the Fed’s “on-hold” status, the global trend in monetary policy is toward higher rates. Therefore, we have

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of total investment portfolio. Holdings will vary over time. See pages 4 and 5 for more information about each sector.

kept the fund’s duration short, or less sensitive to rising rates, in order to lessen the portfolio’s vulnerability to the negative impact of potential future rate increases.

Also for defensive purposes, we continued to maintain a higher level of overall credit quality than we have in past years. We accomplished this by keeping the fund’s exposure to high-yield bonds relatively low and maintaining significant exposure to securitized instruments with short maturities. The fund’s positions in international bonds, especially emerging-market debt, further diversified the fund’s sources of return. We have also maintained some exposure to bank loans. These securities offer floating interest rates that, like an adjustable-rate home mortgage, move in tandem with market rates and can therefore help to provide some protection from interest-rate risk.

Your fund’s holdings

The portfolio’s significant position in securitized bonds, or structured securities, performed well during the six-month period, as interest rates continued to fluctuate within a relatively narrow range. Structured securities currently offer higher income than corporate bonds of comparable credit quality. They also carry short maturities, providing us with the flexibility to shift

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 3/31/07. The fund’s holdings will change over time.

Holding (percent of fund's net assets)	Coupon (%) and maturity date

Securitized sector
Federal National Mortgage Association
pass-through certificates TBA (6.1%)	5.5%, 2037

Federal National Mortgage Association
pass-through certificates TBA (6.1%)	5.5%, 2037

Federal National Mortgage Association
pass-through certificates TBA (1.3%)	6.0%, 2021

Credit sector
Pemex Project Funding Master Trust company guaranty (0.9%)	5.75%, 2015

VTB Capital SA 144A notes (Luxembourg) (0.5%)	7.5%, 2011

Freeport-McMoRan Copper & Gold, Inc (0.5%)	7.11%, 2014

Government sector
U.S. Treasury Notes (5.7%)	4.25%, 2013

U.S. Treasury Notes (4.1%)	3.25%, 2008

Ireland (Republic of) bonds (1.6%)	5%, 2013

to other fixed-income securities should interest rates rise. The most common types of structured securities are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls. As part of our defensive posture, we have increased credit quality within the structured securities portion of the portfolio.

Our country selection in the area of European government bonds also contributed positively to performance. The portfolio had limited exposure to bonds from Portugal and Greece, countries that have been experiencing higher inflation and large deficits. In contrast, we emphasized issues from France and Germany, countries with tight fiscal management, whose securities appear to offer better relative value.

While we have gradually reduced the fund’s weighting in emerging-market securities over the past three years, holdings in this area nevertheless helped performance for the period. In light of the current environment of significantly higher commodity prices, we emphasized bonds from Russia and Peru, which have high levels of commodity exports. The fund’s moderate market exposure to Hungary detracted from relative performance even though the securities that made up our position were sold at a profit.

The fund’s position in senior-secured bank loans contributed positively to performance, although we have reduced the size of the position as valuations have risen in this sector. These floating-rate bank loans are issued by banks to corporations. The interest these loans pay adjusts to reflect changes in short-term interest rates. Also, their senior-secured status means that they are backed by the assets of each issuing company, such as buildings and equipment. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, floating-rate bank loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

With U.S. economic growth remaining reasonably strong, and inflation staying within bounds for the moment, we believe that the Fed will keep short-term interest rates stable for the remainder of this year, despite some predictions from market watchers that a faltering housing market and high commodity prices will force the Fed to cut rates during 2007. However, Europe has been a surprisingly strong growth engine for the global economy over the past year, and we think that the European Central Bank (ECB) will be aggressive with its rate moves in order to keep inflation there under control. Eventually, upward rate moves by the ECB and the Japanese central bank could force the Fed to raise rates in the United States. The Treasury yield curve, a graphical representation of interest-rate levels across the maturity spectrum, has become more positively sloped recently, meaning that longer-term rates are beginning to trend upward on concerns that inflationary pressures may be building. With these factors in mind, we are increasing our efforts to position the fund defensively with regard to both duration and credit. Going forward, we will remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, and intend to continue our efforts to diversify the portfolio across a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund's net asset value.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2007, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 3/31/07

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.80%	6.89%

10 years	86.87	93.35
Annual average	6.45	6.82

5 years	52.59	50.29
Annual average	8.82	8.49

3 years	18.77	14.51
Annual average	5.90	4.62

1 year	8.80	15.43

6 months	3.96	9.65

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns

For periods ended 3/31/07

	Lehman	Citigroup Non-		Lipper Flexible
	Government/	U.S. World	JPMorgan	Income Funds
	Credit Bond	Government	Global High	(closed-end)
	Index	Bond Index	Yield Index	category average†
Annual average
(Life of fund, since 4/29/88)	7.53%	6.59%	—*	7.53%

10 years	87.87	69.82	98.69%	75.08
Annual average	6.51	5.44	7.11	5.69

5 years	31.18	62.16	68.19	53.00
Annual average	5.58	10.15	10.96	8.73

3 years	8.96	8.37	28.55	20.52
Annual average	2.90	2.71	8.73	6.38

1 year	6.38	8.31	11.71	8.83

6 months	2.52	3.20	7.55	4.84

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* The inception date of the JPMorgan Global High Yield Index was 12/31/93.

† Over the 6-month and 1-, 3-, 5-, 10-year, and life-of-fund periods ended 3/31/07, there were 8, 7, 7, 7, 7, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 3/31/07

Distributions*

Number	6

Income	$0.180

Capital gains	—

Total	$0.180

Share value:	NAV	Market price

9/30/06	$7.08	$6.15

3/31/07	7.16	6.56

Current yield (end of period)

Current dividend rate[1]	5.03%	5.49%

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High Yield teams. D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Kevin Murphy, and Paul Scanlon are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 3/31/06.

Trustee and Putnam employee fund ownership

As of March 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$33,000	$ 98,000,000

Putnam employees	$ 7,000	$458,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $500,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust and Putnam Premier Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust. Jeffrey Kaufman is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Income Fund, Putnam Premier Income Trust, and Putnam Utilities Growth and Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust and Putnam Premier Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended March 31, 2007, Kevin Murphy became a Portfolio Member of your fund and Portfolio Member David Waldman left your fund’s management team. Kevin Murphy joined the fund in March 2007. Since 1999, he has been employed by Putnam Management, currently as a Team Leader, High Grade Credit, and previously as an Investment Strategist.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange and the American Stock Exchange.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

JPMorgan Global Diversified Emerging Markets Bond Index is an unmanaged index of global emerging-market fixed-income securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

78th	45th	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 8 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the one-year period ended March 31, 2006. In this regard, the Trustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period was its selection of higher quality bonds during recent periods, given market conditions. The Trustees also considered Putnam Management’s belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper Flexible Income Funds (closed-end) category for the one-, five- and ten-year periods ended March 31, 2007, were 50%, 50%, and 50%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 4th out of 7, 4th out of 7, and 4th out of 7 funds, respectively. Note that his more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian and investor servicing agreements with Putnam Fiduciary Trust Company, which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management and sub-management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund (and, in the case of your fund, the new sub-management contract) and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. They noted, in the case of your fund, that the terms of the proposed new sub-management contract were identical to the current sub-management contract, except for the effective date. In considering the approval of the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management (and, in the case of your fund, sub-management) contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts (and, in the case of your fund, the new sub-management contract) and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2006, the Trustees of your fund approved an extension of the current share repurchase program being implemented by Putnam Investments on behalf of your fund. The plan, as extended, allows your fund to repurchase, in the 24 months ending October 6, 2007, up to 10% of the common shares outstanding as of October 7, 2005.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/07 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (15.6%)*

		Principal amount	Value

Federal Home Loan Mortgage Corporation Pass-Through
Certificates 6s, July 1, 2021		$69,284	$70,445
Federal National Mortgage Association
Pass-Through Certificates
8s, October 1, 2025		5,384	5,721
6 1/2s, June 1, 2036		50,067	51,088
6 1/2s, October 1, 2018		16,186	16,632
6s, with due dates from July 1, 2019 to January 1, 2022		10,288,102	10,460,508
6s, TBA, May 1, 2037		800,000	805,500
6s, TBA, April 1, 2037		800,000	805,875
5 1/2s, April 1, 2036		45,508	45,046
5 1/2s, with due dates from March 1, 2020 to
January 1, 2021		924,235	926,593
5 1/2s, TBA, May 1, 2037		40,400,000	39,956,545
5 1/2s, TBA, April 1, 2037		40,400,000	39,967,595
5s, May 1, 2021		112,170	110,619
4 1/2s, with due dates from July 1, 2020 to June 1, 2034		9,519,094	9,148,779

Total U.S. government and agency mortgage obligations (cost $102,481,890)			$102,370,946

U.S. TREASURY OBLIGATIONS (11.0%)*

		Principal amount	Value

U.S. Treasury Notes
6 1/2s, February 15, 2010		$7,500,000	$7,887,305
4 1/4s, August 15, 2013		38,008,000	37,366,615
3 1/4s, August 15, 2008		27,242,000	26,695,032

Total U.S. treasury obligations (cost $73,460,745)			$71,948,952

CORPORATE BONDS AND NOTES (14.4%)*

		Principal amount	Value

Basic Materials (1.2%)
Abitibi-Consolidated, Inc. notes 7 3/4s, 2011 (Canada)		$145,000	$138,475
Builders FirstSource, Inc. company guaranty FRN
9.61s, 2012		95,000	96,425
Chaparral Steel Co. company guaranty 10s, 2013		486,000	541,890
Cognis Holding GmbH & Co. 144A sr. notes 9 1/2s,
2014 (Germany)	EUR	148,000	214,917
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		$285,000	277,163

CORPORATE BONDS AND NOTES (14.4%)* continued

		Principal amount	Value

Basic Materials continued
Compass Minerals International, Inc.
sr. notes stepped-coupon zero % (12 3/4s,
12/15/07), 2012 ††		$775,000	$781,781
Covalence Specialty Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		116,000	116,000
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero % (10s, 10/1/09), 2014 ††		444,000	411,384
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
8 3/8s, 2017		841,000	908,280
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
8 1/4s, 2015		422,000	453,650
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		358,000	380,375
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		93,000	98,813
Momentive Performance Materials, Inc. 144A
sr. notes 9 3/4s, 2014		430,000	442,900
Mosaic Co. (The) 144A sr. notes 7 5/8s, 2016		224,000	236,320
Mosaic Co. (The) 144A sr. notes 7 3/8s, 2014		136,000	141,780
Nalco Co. sr. sub. notes 8 7/8s, 2013		640,000	680,000
NewPage Corp. company guaranty 10s, 2012		126,000	137,813
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		237,000	240,555
Novelis, Inc. company guaranty 7 1/4s, 2015
(acquired 1/26/07, cost $266,738) ‡		223,000	235,823
PQ Corp. company guaranty 7 1/2s, 2013		63,000	63,630
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	300,000	422,422
Steel Dynamics, Inc. 144A sr. notes 6 3/4s, 2015		$365,000	365,913
Stone Container Corp. sr. notes 8 3/8s, 2012		240,000	240,600
			7,626,909

Capital Goods (0.8%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		129,000	129,323
Blount, Inc. sr. sub. notes 8 7/8s, 2012		311,000	321,885
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		145,000	149,169
L-3 Communications Corp. company guaranty 6 1/8s, 2013		2,370,000	2,334,450
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		854,000	829,448
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		150,000	159,938
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		29,000	28,130
Owens-Brockway Glass company guaranty 7 3/4s, 2011		181,000	186,883
Owens-Brockway Glass Container, Inc. sr. sec.
notes 8 3/4s, 2012		867,000	912,518
			5,051,744

Communication Services (0.7%)
American Cellular Corp. company guaranty 9 1/2s, 2009		195,000	191,588
Cincinnati Bell, Inc. company guaranty 7s, 2015		578,000	573,665
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		170,000	179,350

CORPORATE BONDS AND NOTES (14.4%)* continued

	Principal amount	Value

Communication Services continued
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)	$223,000	$232,478
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††	866,000	818,370
iPCS, Inc. sr. notes 11 1/2s, 2012	300,000	330,000
Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014	353,000	363,590
Qwest Corp. notes 8 7/8s, 2012	1,501,000	1,658,605
Qwest Corp. sr. notes 7 5/8s, 2015	409,000	436,608
Qwest Corp. sr. unsec. notes 7 1/2s, 2014	75,000	79,125
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	75,000	77,250
		4,940,629

Consumer Cyclicals (2.7%)
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012	585,000	610,594
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012	165,000	170,363
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	134,000	133,665
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	337,021	348,817
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	605,000	632,981
Dex Media, Inc. notes 8s, 2013	111,000	116,273
FelCor Lodging LP company guaranty 8 1/2s, 2008 (R)	515,000	551,694
Ford Motor Credit Corp. notes 7 7/8s, 2010	245,000	245,911
Ford Motor Credit Corp. notes 7 3/8s, 2009	195,000	194,642
Ford Motor Credit Corp. sr. notes 9 7/8s, 2011	621,000	654,560
Ford Motor Credit Corp. sr. unsec. notes 8s, 2016	160,000	154,123
Ford Motor Credit Corp. sr. unsec. FRN 8.11s, 2012	126,000	123,225
Ford Motor Credit Corp. 144A sr. unsec.
notes 9 3/4s, 2010	444,000	467,684
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	448,000	491,680
Goodyear Tire & Rubber Co. (The) 144A
sr. notes 8 5/8s, 2011	240,000	258,000
Hanesbrands, Inc. 144A sr. notes FRN 8.735s, 2014	85,000	86,594
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	725,000	738,594
Jostens IH Corp. company guaranty 7 5/8s, 2012	718,000	730,565
K. Hovnanian Enterprises, Inc. company
guaranty 8 7/8s, 2012	138,000	132,825
K. Hovnanian Enterprises, Inc. company
guaranty 7 3/4s, 2013	134,000	121,940
Levi Strauss & Co. sr. notes 9 3/4s, 2015	651,000	714,473
Levi Strauss & Co. sr. notes 8 7/8s, 2016	285,000	304,950
Meritage Homes Corp. company guaranty 6 1/4s, 2015	194,000	172,660
Meritor Automotive, Inc. notes 6.8s, 2009	71,000	71,355
MGM Mirage, Inc. company guaranty 8 1/2s, 2010	468,000	500,175
MGM Mirage, Inc. company guaranty 6s, 2009	1,009,000	1,010,261
Movie Gallery, Inc. sr. unsec. notes 11s, 2012	190,000	174,325
NTK Holdings, Inc. sr. disc. notes zero %, 2014	104,000	75,400
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	460,000	476,100

CORPORATE BONDS AND NOTES (14.4%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010	$395,000	$412,775
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	247,000	254,410
PRIMEDIA, Inc. company guaranty 8 7/8s, 2011	146,000	150,015
PRIMEDIA, Inc. sr. notes 8s, 2013	542,000	560,970
R.H. Donnelley Corp. sr. disc. notes Ser. A-2, 6 7/8s, 2013	67,000	65,158
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	268,000	260,630
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009	450,000	477,000
Scientific Games Corp. company guaranty 6 1/4s, 2012	626,000	613,480
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	735,000	773,588
Standard Pacific Corp. sr. notes 7 3/4s, 2013	101,000	96,960
Station Casinos, Inc. sr. notes 6s, 2012	318,000	308,063
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	70,000	72,975
Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013	161,000	165,830
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	410,000	398,725
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	117,000	118,170
United Auto Group, Inc. 144A sr. sub. notes 7 3/4s, 2016	345,000	348,450
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	661,000	669,263
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	170,000	160,650
Wimar Opco, LLC. 144A sr. sub. notes 9 5/8s, 2014	1,000,000	1,003,750
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. 6 5/8s, 2014	555,000	549,450
		17,924,741

Consumer Staples (2.3%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	545,000	559,988
AMC Entertainment, Inc. company guaranty 11s, 2016	251,000	285,826
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	205,000	208,588
Archibald Candy Corp. company guaranty 10s,
2007 (In default) (F) †	90,153	4,711
Avis Budget Car Rental, LLC 144A sr. notes 7 3/4s, 2016	285,000	290,700
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	167,000	169,505
CCH I Holdings, LLC company guaranty 12 1/8s, 2015	8,000	7,780
CCH I, LLC/Capital Corp. sec. notes 11s, 2015	1,347,000	1,397,513
CCH II, LLC/Capital Corp. sr. notes Ser. B, 10 1/4s, 2010	259,000	272,921
CCH, LLC/Capital Corp. sr. notes 10 1/4s, 2010	86,000	90,730
Church & Dwight Co., Inc. company guaranty 6s, 2012	444,000	432,900
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	990,000	905,850
Constellation Brands, Inc. company guaranty Ser. B,
8s, 2008	825,000	838,406
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	595,000	609,875
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012	1,068,000	1,059,990
Dean Foods Co. company guaranty 7s, 2016	134,000	134,503
Del Monte Corp. company guaranty 6 3/4s, 2015	320,000	316,400
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	560,000	582,400

CORPORATE BONDS AND NOTES (14.4%)* continued

	Principal amount	Value

Consumer Staples continued
DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	$718,000	$682,100
Echostar DBS Corp. company guaranty 6 5/8s, 2014	2,119,000	2,132,244
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	118,000	110,920
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013	741,000	805,875
Playtex Products, Inc. company guaranty 9 3/8s, 2011	170,000	175,738
Playtex Products, Inc. sec. notes 8s, 2011	770,000	804,650
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	450,000	465,750
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012	471,000	501,026
Rental Services Corp. 144A bonds 9 1/2s, 2014	70,000	74,550
United Rentals NA, Inc. sr. sub. notes 7s, 2014	352,000	351,120
Young Broadcasting, Inc. company guaranty 10s, 2011	376,000	370,360
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014	293,000	273,223
		14,916,142

Energy (2.9%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013	1,347,000	1,325,111
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)	403,000	420,128
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)	812,000	789,670
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015	269,000	280,433
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	1,031,000	1,077,395
Chesapeake Energy Corp. sr. notes 7s, 2014	279,000	287,370
Complete Production Services, Inc. 144A
sr. notes 8s, 2016	515,000	527,875
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	510,000	494,700
EXCO Resources, Inc. company guaranty 7 1/4s, 2011	725,000	726,813
Forest Oil Corp. sr. notes 8s, 2011	540,000	562,950
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	584,000	559,910
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	517,000	489,211
Massey Energy Co. sr. notes 6 5/8s, 2010	774,000	781,740
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	348,000	348,000
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	655,000	623,888
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	424,317	434,545
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	355,000	370,734
Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)	507,500	531,779
Pemex Project Funding Master Trust company
guaranty 5 3/4s, 2015	5,838,000	5,849,676
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	864,000	920,160
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011	670,000	681,725
Pride International, Inc. sr. notes 7 3/8s, 2014	826,000	846,650
		18,930,463

Financial (1.1%)
Bosphorus Financial Services, Ltd. 144A sec. FRN
7.16s, 2012 (Cayman Islands)	1,445,000	1,459,524
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	310,000	311,550
Finova Group, Inc. notes 7 1/2s, 2009	431,000	118,525

CORPORATE BONDS AND NOTES (14.4%)* continued

		Principal amount	Value

Financial continued
General Motors Acceptance Corp. FRN 6.31s, 2007		$350,000	$349,999
General Motors Acceptance Corp. notes 7 3/4s, 2010		90,000	92,378
General Motors Acceptance Corp. notes 7s, 2012		40,000	40,202
General Motors Acceptance Corp. notes 6 7/8s, 2012		68,000	67,726
General Motors Acceptance Corp. notes 6 3/4s, 2014		305,000	299,843
General Motors Acceptance Corp. sr. unsub. notes
5.85s, 2009		33,000	32,575
UBS Luxembourg SA for Sberbank unsec.
sub. notes stepped-coupon 6.23s (7.429s, 2/11/10),
2015 (Luxembourg) ††		1,400,000	1,416,100
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)		3,010,000	3,224,463
			7,412,885

Health Care (1.0%)
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012		53,000	54,590
DaVita, Inc. company guaranty 6 5/8s, 2013		153,000	153,000
HCA, Inc. notes 6 3/8s, 2015		212,000	180,995
HCA, Inc. notes 5 3/4s, 2014		260,000	221,975
HCA, Inc. 144A sec. notes 9 1/4s, 2016		645,000	695,794
HCA, Inc. 144A sec. sr. notes 9 5/8s, 2016 ‡‡		550,000	594,000
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012		595,000	541,450
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		740,000	720,575
Service Corporation International sr. notes 7s, 2017		170,000	171,275
Service Corporation International sr. notes 6 3/4s, 2016		535,000	532,325
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		724,000	704,090
Tenet Healthcare Corp. notes 7 3/8s, 2013		390,000	362,213
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014		299,000	301,990
US Oncology, Inc. company guaranty 9s, 2012		420,000	448,350
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014		388,000	392,850
Ventas Realty LP/Capital Corp. company guaranty 9s,
2012 (R)		305,000	343,125
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)		201,000	206,528
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s,
2014 (R)		173,000	176,460
			6,801,585

Technology (0.6%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		334,000	337,758
Freescale Semiconductor, Inc. 144A sr. notes 9 1/8s, 2014 ‡‡		383,000	380,128
Freescale Semiconductor, Inc. 144A sr. notes 8 7/8s, 2014		768,000	768,960
Freescale Semiconductor, Inc. 144A
sr. sub. notes 10 1/8s, 2016		384,000	384,960
Iron Mountain, Inc. company guaranty 8 5/8s, 2013		700,000	719,250
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)		13,000	11,440
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		340,000	364,650
Xerox Corp. sr. notes 9 3/4s, 2009	EUR	140,000	210,216

CORPORATE BONDS AND NOTES (14.4%)* continued

		Principal amount	Value

Technology continued
Xerox Corp. sr. notes 7 5/8s, 2013		$278,000	$291,553
Xerox Corp. unsec. sr. notes 6 3/4s, 2017		153,000	160,102
			3,629,017

Utilities & Power (1.1%)
AES Corp. (The) sr. notes 8 7/8s, 2011		54,000	57,645
AES Corp. (The) 144A sec. notes 8 3/4s, 2013		460,000	487,600
CMS Energy Corp. sr. notes 8.9s, 2008		600,000	622,500
CMS Energy Corp. sr. notes 7 3/4s, 2010		180,000	190,800
Colorado Interstate Gas Co. sr. notes 5.95s, 2015		174,000	175,086
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		146,000	152,205
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		172,000	177,590
El Paso Natural Gas Co. sr. notes Ser. A, 7 5/8s, 2010		365,000	379,600
El Paso Production Holding Co. company
guaranty 7 3/4s, 2013		993,000	1,037,685
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		520,000	509,600
Mission Energy Holding Co. sec. notes 13 1/2s, 2008		749,000	816,410
NRG Energy, Inc. sr. notes 7 3/8s, 2016		235,000	241,463
Orion Power Holdings, Inc. sr. notes 12s, 2010		655,000	756,525
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013		517,000	529,523
Teco Energy, Inc. notes 7.2s, 2011		185,000	196,100
Teco Energy, Inc. notes 7s, 2012		280,000	295,400
Teco Energy, Inc. sr. notes 6 3/4s, 2015		32,000	33,640
Utilicorp United, Inc. sr. notes 9.95s, 2011		18,000	19,710
Williams Cos., Inc. (The) notes 8 1/8s, 2012		150,000	163,125
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010		172,000	174,365
Williams Partners LP/ Williams Partners
Finance Corp. 144A bonds 7 1/4s, 2017		145,000	153,338
			7,169,910

Total corporate bonds and notes (cost $92,795,729)			$94,404,025

FOREIGN GOVERNMENT BONDS AND NOTES (12.7%)*

		Principal amount	Value

Argentina (Republic of) FRB 5.475s, 2012		$8,133,750	$7,710,524
Austria (Republic of) 144A notes Ser. EMTN, 3.8s, 2013	EUR	1,390,000	1,829,674
Brazil (Federal Republic of) bonds 6s, 2017		$1,490,000	1,499,685
Canada (Government of) bonds Ser. WH31, 6s, 2008	CAD	3,680,000	3,260,409
Colombia (Republic of) notes 10s, 2012		$3,697,000	4,349,521
France (Government of) bonds 4s, 2013	EUR	4,730,000	6,303,274
Germany (Federal Republic of) bonds Ser. 97, 6s, 2007	EUR	5,500,000	7,380,871
Ireland (Republic of) bonds 5s, 2013	EUR	7,500,000	10,510,981
Japan (Government of) CPI Linked bonds Ser. 8, 1s, 2016	JPY	1,114,545,000	9,296,297
Mexican (Government of) bonds Ser. M 10, 8s, 2015	MXN	17,460,000	1,628,967
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		$2,445,000	2,374,829
South Africa (Republic of) notes 7 3/8s, 2012		1,495,000	1,624,318
South Africa (Republic of) notes 6 1/2s, 2014		1,330,000	1,408,470
Spain (Government of) bonds 5.4s, 2011	EUR	1,000,000	1,404,856

FOREIGN GOVERNMENT BONDS AND NOTES (12.7%)* continued

		Principal amount	Value

Spain (Kingdom of ) bonds 5s, 2012	EUR	800,000	$1,114,837
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	30,690,000	5,146,945
Turkey (Republic of ) notes 11s, 2013		$6,105,000	7,463,363
Ukraine (Government of ) 144A sr. unsub. 6.58s, 2016		1,495,000	1,515,930
United Mexican States notes 6 5/8s, 2015		4,530,000	4,892,400
Venezuela (Republic of ) notes 10 3/4s, 2013		2,150,000	2,612,250

Total foreign government bonds and notes (cost $78,558,889)			$83,328,401

COLLATERALIZED MORTGAGE OBLIGATIONS (11.9%)*

		Principal amount	Value

Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class G, 7s, 2029		$434,000	$432,789
Banc of America Commercial Mortgage, Inc. Ser. 01-1,
Class G, 7.324s, 2036		325,000	344,199
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		163,000	163,822
Ser. 01-1, Class K, 6 1/8s, 2036		367,000	309,373
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 7.32s, 2022		645,000	644,439
FRB Ser. 05-ESHA, Class K, 7.12s, 2020		712,000	711,379
FRB Ser. 06-LAQ, Class M, 6.97s, 2021		548,000	548,141
FRB Ser. 06-LAQ, Class L, 6.87s, 2021		517,000	517,946
Banc of America Funding Corp. IFB Ser. 06-4,
Class A4, Interest Only (IO), 0.18s, 2036		1,014,698	1,910
Banc of America Mortgage Securities IFB Ser. 06-2,
Class A4, IO, 0.08s, 2036		992,729	6,388
Bayview Commercial Asset Trust Ser. 07-1, Class A,
IO, 1.211s, 2037		4,181,335	549,722
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.453s, 2032		410,000	457,411
Bear Stearns Commercial Mortgage Securities, Inc.
144A FRB Ser. 05-LXR1, Class J, 6.97s, 2018		696,000	696,000
Broadgate Financing PLC sec. FRB Ser. D, 6.127s,
2023 (United Kingdom)	GBP	456,000	893,412
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 05-F10A, Class A1, 5.42s, 2017		$992,341	992,327
Countrywide Alternative Loan Trust
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036		6,773,696	16,934
Ser. 06-OA10, Class XBI, IO, 2.608s, 2046		5,821,874	236,514
CRESI Finance Limited Partnership 144A FRB
Ser. 06-A, Class C, 5.92s, 2017		251,000	250,999
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class L, 7.17s, 2020		699,000	699,000
FRB Ser. 05-TFLA, Class K, 6.62s, 2020		388,000	388,000
Ser. 98-C1, Class F, 6s, 2040		966,000	932,115
Ser. 02-CP5, Class M, 5 1/4s, 2035		354,000	311,714
Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.549s, 2031		14,250,252	151,409

COLLATERALIZED MORTGAGE OBLIGATIONS (11.9%)* continued

		Principal amount	Value

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		$286,492	$292,537
DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031		915,958	871,342
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B2, 8.16s, 2030		275,000	258,500
Ser. 97-CF1, Class B1, 7.91s, 2030		257,923	258,052
European Loan Conduit 144A FRB Ser. 22A, Class D,
6.433s, 2014 (Ireland)	GBP	507,000	997,523
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 6.441s, 2014 (United Kingdom)	GBP	352,406	692,041
Fannie Mae
IFB Ser. 06-70, Class SM, 9.605s, 2036		$281,813	304,494
IFB Ser. 06-62, Class PS, 7.98s, 2036		791,622	886,080
IFB Ser. 06-76, Class QB, 7.68s, 2036		1,906,183	2,025,428
IFB Ser. 06-70, Class SJ, 7.68s, 2036		131,276	147,059
Ser. 04-W8, Class 3A, 7 1/2s, 2044		361,900	381,483
Ser. 04-W2, Class 5A, 7 1/2s, 2044		1,217,751	1,281,180
Ser. 04-T2, Class 1A4, 7 1/2s, 2043		313,126	329,708
Ser. 03-W4, Class 4A, 7 1/2s, 2042		95,404	99,656
Ser. 03-W3, Class 1A3, 7 1/2s, 2042		203,191	212,675
Ser. 02-T19, Class A3, 7 1/2s, 2042		256,999	269,067
Ser. 03-W2, Class 1A3, 7 1/2s, 2042		4,442	4,649
Ser. 02-W1, Class 2A, 7 1/2s, 2042		393,400	409,882
Ser. 02-14, Class A2, 7 1/2s, 2042		1,988	2,077
Ser. 01-T10, Class A2, 7 1/2s, 2041		247,329	257,620
Ser. 02-T4, Class A3, 7 1/2s, 2041		1,192	1,242
Ser. 01-T8, Class A1, 7 1/2s, 2041		3,278	3,404
Ser. 01-T7, Class A1, 7 1/2s, 2041		1,003,051	1,042,152
Ser. 01-T3, Class A1, 7 1/2s, 2040		159,997	166,414
Ser. 01-T1, Class A1, 7 1/2s, 2040		491,620	511,502
Ser. 99-T2, Class A1, 7 1/2s, 2039		197,286	207,779
Ser. 00-T6, Class A1, 7 1/2s, 2030		95,271	99,463
Ser. 02-W7, Class A5, 7 1/2s, 2029		172,303	180,101
Ser. 01-T4, Class A1, 7 1/2s, 2028		454,777	479,912
Ser. 02-W3, Class A5, 7 1/2s, 2028		994	1,039
IFB Ser. 06-63, Class SP, 7.38s, 2036		2,067,829	2,282,614
IFB Ser. 06-60, Class TK, 7.32s, 2036		575,704	619,920
Ser. 04-W12, Class 1A3, 7s, 2044		367,756	382,864
Ser. 01-T10, Class A1, 7s, 2041		979,541	1,009,851
Ser. 07-16, Class TS, IO, 5 1/2s, 2009		5,841,093	125,034
IFB Ser. 05-74, Class CS, 5.39s, 2035		633,766	644,019
IFB Ser. 05-74, Class CP, 5.243s, 2035		555,891	572,751
IFB Ser. 06-27, Class SP, 5.06s, 2036		791,000	818,098
IFB Ser. 06-8, Class HP, 5.06s, 2036		920,838	940,251
IFB Ser. 06-8, Class WK, 5.06s, 2036		1,441,547	1,461,108
IFB Ser. 05-106, Class US, 5.06s, 2035		1,353,618	1,394,520
IFB Ser. 05-99, Class SA, 5.06s, 2035		664,190	674,533
Ser. 07-39, Class A, IO, 5s, 2037		2,488,000	92,388
IFB Ser. 05-114, Class SP, 4.95s, 2036		389,855	369,875

COLLATERALIZED MORTGAGE OBLIGATIONS (11.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-60, Class CS, 4.583s, 2036	$912,866	$880,642
IFB Ser. 05-95, Class CP, 4.089s, 2035	104,092	104,002
IFB Ser. 05-95, Class OP, 3.923s, 2035	360,000	340,065
IFB Ser. 05-83, Class QP, 3.562s, 2034	219,131	206,805
IFB Ser. 02-36, Class QH, IO, 2.73s, 2029	60,163	241
IFB Ser. 06-90, Class SE, IO, 2.48s, 2036	2,346,005	220,030
IFB Ser. 03-66, Class SA, IO, 2.33s, 2033	1,122,625	87,530
IFB Ser. 07-W2, Class 3A2, IO, 1.96s, 2037	1,774,815	115,794
IFB Ser. 05-113, Class AI, IO, 1.91s, 2036	773,225	59,208
IFB Ser. 05-113, Class DI, IO, 1.91s, 2036	6,254,025	373,533
IFB Ser. 06-60, Class DI, IO, 1 3/4s, 2035	2,275,284	125,252
IFB Ser. 07-30, Class WI, IO, 1.44s, 2037	2,737,000	152,082
IFB Ser. 07-22, Class S, IO, 1.43s, 2037	19,259,023	1,176,464
IFB Ser. 07-W2, Class 2A2, IO, 1.43s, 2037	2,287,985	123,350
IFB Ser. 06-128, Class SH, IO, 1.43s, 2037	1,288,126	71,877
IFB Ser. 06-56, Class SM, IO, 1.43s, 2036	1,639,647	90,390
IFB Ser. 06-12, Class SD, IO, 1.43s, 2035	4,184,854	302,983
IFB Ser. 06-123, Class CI, IO, 1.42s, 2037	2,456,422	159,755
IFB Ser. 05-95, Class CI, IO, 1.38s, 2035	1,401,569	90,468
IFB Ser. 05-84, Class SG, IO, 1.38s, 2035	2,400,622	156,744
IFB Ser. 05-104, Class NI, IO, 1.38s, 2035	1,632,452	109,864
IFB Ser. 04-92, Class S, IO, 1.38s, 2034	1,922,487	102,734
IFB Ser. 05-83, Class QI, IO, 1.37s, 2035	364,809	26,868
IFB Ser. 05-83, Class SL, IO, 1.35s, 2035	4,217,936	222,437
IFB Ser. 06-114, Class IS, IO, 1.33s, 2036	1,361,503	77,010
IFB Ser. 06-20, Class IG, IO, 1.33s, 2036	8,143,980	341,113
IFB Ser. 06-109, Class SH, IO, 1.3s, 2036	1,161,688	84,319
IFB Ser. 06-45, Class SM, IO, 1.28s, 2036	1,991,064	84,310
IFB Ser. 06-8, Class JH, IO, 1.28s, 2036	4,847,223	267,905
IFB Ser. 06-20, Class IB, IO, 1.27s, 2036	3,489,833	139,317
IFB Ser. 05-95, Class OI, IO, 1.27s, 2035	204,194	15,253
IFB Ser. 06-98, Class SQ, IO, 1 1/4s, 2036	14,249,127	774,769
IFB Ser. 06-85, Class TS, IO, 1.24s, 2036	2,746,889	133,501
Ser. 03-W17, Class 12, IO, 1.153s, 2033	2,590,173	106,715
IFB Ser. 07-30, Class LI, IO, 1.12s, 2037	1,889,000	109,890
IFB Ser. 07-W2, Class 1A2, IO, 1.11s, 2037	6,108,575	290,967
IFB Ser. 07-15, Class CI, IO, 1.06s, 2037	4,496,062	243,503
IFB Ser. 06-123, Class BI, IO, 1.06s, 2037	5,969,791	316,529
IFB Ser. 06-115, Class JI, IO, 1.06s, 2036	3,302,328	175,892
IFB Ser. 06-123, Class LI, IO, 1s, 2037	2,211,759	112,966
Ser. 03-W10, Class 1A, IO, 0.932s, 2043	3,673,751	54,185
Ser. 03-W10, Class 3A, IO, 0.928s, 2043	4,418,529	74,450
IFB Ser. 05-74, Class SE, IO, 0.78s, 2035	2,119,077	68,981
IFB Ser. 05-87, Class SE, IO, 0.73s, 2035	9,165,929	296,502
Ser. 02-T18, IO, 0.524s, 2042	7,127,368	90,545
Ser. 06-84, Class OP, Principal Only (PO), zero %, 2036	77,111	74,914
Ser. 05-113, Class DO, PO, zero %, 2036	961,191	771,660
Ser. 363, Class 1, PO, zero %, 2035	2,062,358	1,573,572
Ser. 361, Class 1, PO, zero %, 2035	2,745,267	2,252,702

COLLATERALIZED MORTGAGE OBLIGATIONS (11.9%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-38, Class AO, PO, zero %, 2034	$348,733	$254,193
Ser. 04-61, Class CO, PO, zero %, 2031	517,000	423,158
Ser. 99-51, Class N, PO, zero %, 2029	73,603	61,148
Ser. 07-31, Class TS, IO, zero %, 2009	3,667,000	78,496
Ser. 07-15, Class IM, IO, zero %, 2009	1,422,967	27,001
FRB Ser. 05-117, Class GF, zero %, 2036	296,025	276,446
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	400,508	423,109
Ser. T-58, Class 4A, 7 1/2s, 2043	6,409	6,723
Ser. T-41, Class 3A, 7 1/2s, 2032	960,494	1,002,829
Ser. T-60, Class 1A2, 7s, 2044	1,845,931	1,919,894
Ser. T-57, Class 1AX, IO, 0.005s, 2043	2,355,290	27,792
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X,
IO, 1.366s, 2020	5,608,490	303,996
Freddie Mac
IFB Ser. 3153, Class UK, 7 1/2s, 2036	204,552	234,576
IFB Ser. 3182, Class PS, 7.32s, 2032	218,382	242,313
IFB Ser. 3081, Class DC, 5.22s, 2035	541,601	551,322
IFB Ser. 3114, Class GK, 5.12s, 2036	360,660	367,059
IFB Ser. 2979, Class AS, 4.767s, 2034	238,350	236,779
IFB Ser. 3065, Class DC, 3.9s, 2035	825,563	782,402
IFB Ser. 3050, Class SA, 3.575s, 2034	596,709	551,208
IFB Ser. 2828, Class TI, IO, 1.73s, 2030	769,072	49,022
IFB Ser. 3287, Class SD, IO, 1.43s, 2037	1,605,000	98,340
IFB Ser. 3028, Class ES, IO, 1.43s, 2035	3,962,972	269,136
IFB Ser. 3042, Class SP, IO, 1.43s, 2035	924,999	58,645
IFB Ser. 3045, Class DI, IO, 1.41s, 2035	9,778,641	472,178
IFB Ser. 3054, Class CS, IO, 1.38s, 2035	876,281	38,612
IFB Ser. 3107, Class DC, IO, 1.38s, 2035	4,202,457	299,771
IFB Ser. 3066, Class SI, IO, 1.38s, 2035	2,699,636	185,542
IFB Ser. 2950, Class SM, IO, 1.38s, 2016	644,155	37,651
IFB Ser. 3031, Class BI, IO, 1.37s, 2035	745,346	54,401
IFB Ser. 3114, Class TS, IO, 1.33s, 2030	4,893,709	157,348
IFB Ser. 3240, Class S, IO, 1.3s, 2036	3,816,158	228,495
IFB Ser. 3065, Class DI, IO, 1.3s, 2035	588,360	42,914
IFB Ser. 3174, Class BS, IO, 1.2s, 2036	3,836,551	148,872
IFB Ser. 3152, Class SY, IO, 1.16s, 2036	3,312,032	206,671
IFB Ser. 3081, Class DI, IO, 1.16s, 2035	759,438	41,435
IFB Ser. 3199, Class S, IO, 1.13s, 2036	2,826,828	153,488
IFB Ser. 3284, Class LI, IO, 1.12s, 2037	2,417,000	135,879
IFB Ser. 3281, Class AI, IO, 1.11s, 2037	4,503,042	253,570
IFB Ser. 3240, Class GS, IO, 1.06s, 2036	2,309,078	124,302
IFB Ser. 3288, Class SJ, IO, 0.81s, 2037	2,225,000	85,871
IFB Ser. 3284, Class CI, IO, 0.8s, 2037	5,361,000	222,374
IFB Ser. 3016, Class SQ, IO, 0.79s, 2035	1,757,398	50,799
IFB Ser. 3284, Class WI, IO, 0.78s, 2037	8,936,000	394,427
IFB Ser. 2815, Class S, IO, 0.68s, 2032	1,715,987	46,675
Ser. 3174, PO, zero %, 2036	135,861	116,562

COLLATERALIZED MORTGAGE OBLIGATIONS (11.9%)* continued

	Principal amount	Value

Freddie Mac
Ser. 236, PO, zero %, 2036	$675,372	$547,281
Ser. 3045, Class DO, PO, zero %, 2035	747,774	596,858
Ser. 215, PO, zero %, 2031	144,556	114,540
Ser. 2235, PO, zero %, 2030	180,298	143,957
FRB Ser. 3022, Class TC, zero %, 2035	119,005	122,180
FRB Ser. 2986, Class XT, zero %, 2035	76,568	75,761
FRB Ser. 3046, Class WF, zero %, 2035	140,271	135,683
FRB Ser. 3054, Class XF, zero %, 2034	77,431	75,386
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.515s, 2033	170,000	181,049
Ser. 00-1, Class G, 6.131s, 2033	596,000	546,753
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	529,968	545,673
Government National Mortgage Association
IFB Ser. 05-66, Class SP, 3.1s, 2035	505,702	471,826
IFB Ser. 07-1, Class SL, IO, 2.04s, 2037	775,841	50,826
IFB Ser. 07-1, Class SM, IO, 2.03s, 2037	775,841	50,604
IFB Ser. 05-68, Class SN, IO, 1.88s, 2034	2,481,691	136,880
IFB Ser. 07-9, Class AI, IO, 1.18s, 2037	2,235,000	104,967
IFB Ser. 05-65, Class SI, IO, 1.03s, 2035	1,874,873	71,874
IFB Ser. 05-68, Class SI, IO, 0.98s, 2035	6,559,770	289,042
IFB Ser. 06-14, Class S, IO, 0.93s, 2036	1,921,301	69,365
IFB Ser. 05-68, Class S, IO, 0.88s, 2035	3,728,214	146,380
Ser. 98-2, Class EA, PO, zero %, 2028	73,766	60,650
GS Mortgage Securities Corp. II 144A FRB
Ser. 03-FL6A, Class L, zero%, 2015	214,000	214,000
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	253,101	262,961
Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A FRB Ser. 03-LLFA, Class L, 9.07s, 2014	876,000	876,088
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO, 1.83s, 2036	2,296,946	106,187
IFB Ser. 07-2, Class 2A13, IO, 1.37s, 2037	2,153,000	126,171
IFB Ser. 06-9, Class 2A2, IO, 1.3s, 2037	2,616,065	128,705
IFB Ser. 06-7, Class 2A5, IO, 1.23s, 2036	4,219,319	224,930
IFB Ser. 06-7, Class 2A4, IO, 1.23s, 2036	4,720,554	178,840
IFB Ser. 06-6, Class 1A2, IO, 1.18s, 2036	1,917,503	74,432
IFB Ser. 06-6, Class 1A3, IO, 1.18s, 2036	2,561,434	125,918
IFB Ser. 06-5, Class 1A3, IO, 0.08s, 2036	831,979	4,191
IFB Ser. 06-4, Class 1A3, IO, 0.08s, 2036	1,178,851	10,330
IFB Ser. 06-7, Class 1A3, IO, 0.03s, 2036	1,936,185	11,925
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	594,000	503,902
Ser. 04-1A, Class K, 5.45s, 2040	212,000	172,300
Ser. 04-1A, Class L, 5.45s, 2040	96,000	71,753
Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.06s, 2049	56,824,553	854,588
Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.274s, 2028	1,643,175	160,081

COLLATERALIZED MORTGAGE OBLIGATIONS (11.9%)* continued

		Principal amount	Value

Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 7.437s, 2037		$1,016,268	$336,004
Morgan Stanley Capital I Ser. 98-CF1, Class E,
7.35s, 2032		1,252,000	1,314,595
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7,
6s, 2039		1,730,000	1,266,076
Morgan Stanley Mortgage Loan Trust IFB Ser. 06-7,
Class 4A3, IO, zero %, 2036		986,977	4,217
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.39s, 2035		1,545,304	1,551,099
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.095s, 2030		327,112	334,315
Ser. 97-MC2, Class X, IO, 0.676s, 2012		1,463,328	5,561
Permanent Financing PLC FRB Ser. 8, Class 2C, 5.74s,
2042 (United Kingdom)		500,000	499,971
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010		123,000	121,312
Residential Asset Securitization Trust IFB
Ser. 06-A7CB, Class 1A6, IO, 0.23s, 2036		455,328	5,798
SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		303,000	303,903
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		162,000	139,453
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		193,000	153,307
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		174,000	151,598
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		167,000	136,366
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 6.641s, 2014 (Ireland)	GBP	226,682	446,181
FRB Ser. 05-CT1A, Class D, 6.633s, 2014 (Ireland)	GBP	605,601	1,192,945
FRB Ser. 04-2A, Class D, 4.646s, 2014 (Ireland)	EUR	274,678	367,204
URSUS EPC 144A FRB Ser. 1-A, Class D, 6.508s,
2012 (Ireland)	GBP	264,498	520,400
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 8.62s, 2018		$477,000	476,943
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035		13,524,513	189,986

Total collateralized mortgage obligations (cost $76,223,202)			$78,053,913

ASSET-BACKED SECURITIES (9.9%)*

		Principal amount	Value

Ameriquest Finance NIM Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034 (Cayman Islands)		$94,287	$84,858
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038		383,000	387,674
Ser. 04-1A, Class E, 6.42s, 2039		361,000	359,165
Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 7.82s, 2036		52,000	35,308
Asset Backed Securities Corp. Home Equity Loan Trust
144A FRB Ser. 06-HE2, Class M10, 7.82s, 2036		509,000	371,843

ASSET-BACKED SECURITIES (9.9%)* continued

	Principal amount	Value

Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 6.02s, 2033	$277,625	$278,796
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
6.35s, 2011	340,000	343,400
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 8.57s, 2034	286,000	282,783
FRB Ser. 06-PC1, Class M9, 7.07s, 2035	185,000	120,250
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.57s, 2036	270,000	175,500
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	547,366	391,281
Ser. 00-A, Class A2, 7.575s, 2030	149,819	108,028
Ser. 99-B, Class A4, 7.3s, 2016	708,068	467,212
Ser. 99-B, Class A3, 7.18s, 2015	1,191,610	779,760
FRB Ser. 00-A, Class A1, 5.48s, 2030	157,448	89,745
Broadhollow Funding, LLC 144A FRB Ser. 04-A,
Class Sub, 6.57s, 2009	598,000	571,090
Capital Auto Receivables Asset Trust 144A Ser. 06-1,
Class D, 7.16s, 2013	500,000	501,270
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B4, 10.82s, 2011 (Cayman Islands)	180,214	185,418
FRB Ser. 04-AA, Class B3, 8.67s, 2011 (Cayman Islands)	34,922	35,429
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 6.4s, 2010	350,000	353,941
CHEC NIM Ltd., 144A Ser. 04-2, Class N3, 8s, 2034
(Cayman Islands)	3,654	3,571
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 7.82s, 2035	304,000	193,891
FRB Ser. 05-HE4, Class M12, 7.37s, 2035	457,000	268,625
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	1,189,495	1,115,113
Ser. 00-4, Class A6, 8.31s, 2032	3,615,000	3,202,428
Ser. 00-5, Class A7, 8.2s, 2032	476,000	402,458
Ser. 00-1, Class A5, 8.06s, 2031	1,094,563	971,437
Ser. 00-4, Class A5, 7.97s, 2032	240,000	214,048
Ser. 00-5, Class A6, 7.96s, 2032	771,000	711,143
Ser. 00-4, Class A4, 7.73s, 2031	75,291	69,591
Ser. 01-3, Class M2, 7.44s, 2033	91,847	6,429
FRB Ser. 02-1, Class M1A, 7.37s, 2033	2,196,000	2,215,984
Ser. 01-4, Class A4, 7.36s, 2033	256,212	266,565
Ser. 00-6, Class A5, 7.27s, 2031	90,468	90,750
FRB Ser. 01-4, Class M1, 7.07s, 2033	295,000	112,100
Ser. 01-1, Class A5, 6.99s, 2032	987,062	973,435
Ser. 01-3, Class A4, 6.91s, 2033	3,073,000	3,047,866
Ser. 02-1, Class A, 6.681s, 2033	1,232,137	1,252,909
Ser. 01-3, Class A3, 5.79s, 2033	458	458
Countrywide Asset Backed Certificates 144A
Ser. 04-6N, Class N1, 6 1/4s, 2035	25,900	24,994
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	25,795	24,572

ASSET-BACKED SECURITIES (9.9%)* continued

		Principal amount	Value

Countrywide Home Loans
Ser. 06-0A5, Class X, IO, 2.744s, 2046		$4,309,576	$169,690
Ser. 05-2, Class 2X, IO, 1.16s, 2035		4,607,269	100,784
Countrywide Home Loans 144A IFB Ser. 05-R1,
Class 1AS, IO, 0.805s, 2035		4,191,957	124,246
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038
(Cayman Islands)		431,000	432,246
DB Master Finance, LLC 144A Ser. 06-1, Class M1,
8.285s, 2031		277,000	284,849
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 7.895s, 2039		1,147,636	1,165,568
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 04-FF7, Class A4, 5.62s, 2034		327,184	327,347
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034		41,578	370
Ser. 04-3, Class A, 4 1/2s, 2034		1,452	27
Gears Auto Owner Trust 144A Ser. 05-AA, Class E1,
8.22s, 2012		687,000	684,937
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 6.69s, 2043 (United Kingdom)	GBP	1,075,000	2,160,959
FRB Ser. 02-1, Class 1C, 6.66s, 2042 (United Kingdom)		$331,938	332,035
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	1,430,000	1,943,468
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$870,032	825,395
Ser. 94-4, Class B2, 8.6s, 2019		323,272	234,646
Ser. 93-1, Class B, 8.45s, 2018		583,622	556,578
Ser. 99-5, Class A5, 7.86s, 2030		4,540,000	4,313,000
Ser. 96-8, Class M1, 7.85s, 2027		387,000	390,586
Ser. 95-8, Class B1, 7.3s, 2026		362,579	363,402
Ser. 95-4, Class B1, 7.3s, 2025		371,800	383,259
Ser. 97-6, Class M1, 7.21s, 2029		982,000	936,060
Ser. 99-3, Class A7, 6.74s, 2031		733,000	729,933
Ser. 99-3, Class A5, 6.16s, 2031		9,152	9,209
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		1,651,777	1,524,049
Ser. 99-5, Class A4, 7.59s, 2028		70,511	71,800
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		365,777	363,096
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 7.32s, 2030 (Cayman Islands)		379,000	380,478
FRB Ser. 05-1A, Class E, 7.12s, 2030 (Cayman Islands)		222,459	219,278
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands)		225,300	200,517
LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 8.07s,
2037 (Cayman Islands)		1,260,000	1,260,000
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D,
6.408s, 2039 (United Kingdom)	GBP	900,000	1,770,750
Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 8.57s, 2032		$1,046,356	816,158

ASSET-BACKED SECURITIES (9.9%)* continued

		Principal amount	Value

MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-HE1A, Class Note, 5.191s, 2034 (Cayman Islands)		$3,490	$3,438
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 6 1/2s, 2010		350,000	354,117
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)		10,052	9,901
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		127,937	127,109
Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 8.52s, 2034		214,000	181,900
Morgan Stanley Auto Loan Trust 144A Ser. 04-HB2,
Class E, 5s, 2012		73,844	72,456
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		191,669	187,965
Ser. 04-B, Class C, 3.93s, 2012		83,563	81,510
Oakwood Mortgage Investors, Inc.
Ser. 99-D, Class A1, 7.84s, 2029		1,035,311	916,499
Ser. 00-A, Class A2, 7.765s, 2017		154,410	119,315
Ser. 95-B, Class B1, 7.55s, 2021		364,000	227,500
Ser. 00-D, Class A4, 7.4s, 2030		1,022,000	669,055
Ser. 02-B, Class A4, 7.09s, 2032		429,050	411,969
Ser. 99-B, Class A4, 6.99s, 2026		1,134,333	1,084,466
Ser. 01-D, Class A4, 6.93s, 2031		766,737	601,752
Ser. 01-E, Class A4, 6.81s, 2031		972,254	864,219
Ser. 01-C, Class A2, 5.92s, 2017		993,638	508,164
Ser. 02-C, Class A1, 5.41s, 2032		1,368,684	1,251,746
Ser. 01-D, Class A2, 5.26s, 2019		155,206	108,165
Ser. 01-E, Class A2, 5.05s, 2019		1,116,121	888,291
Ser. 02-A, Class A2, 5.01s, 2020		300,657	233,281
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		217,608	195,040
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.86s, 2018 (Ireland)		885,000	894,956
FRB Ser. 05-A, Class E, 9.96s, 2012 (Ireland)		238,000	242,427
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 7.82s, 2035		509,000	361,543
Park Place Securities, Inc. FRB Ser. 04-MCW1,
Class A2, 5.7s, 2034		579,540	579,811
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class B, 5s, 2034		7,773	7,330
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.49s, 2042 (United Kingdom)		350,000	352,892
FRB Ser. 6, Class 3C, 6.208s, 2042 (United Kingdom)	GBP	887,000	1,750,757
Residential Asset Securities Corp. Ser. 01-KS3,
Class AII, 5.78s, 2031		$2,261,427	2,261,834
Residential Asset Securities Corp. 144A FRB
Ser. 05-KS10, Class B, 7.8s, 2035		395,000	237,000
Residential Asset Securitization Trust IFB
Ser. 07-A3, Class 2A2, IO, 1.37s, 2037		4,970,589	270,432
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 6.314s, 2038 (United Kingdom)	GBP	150,000	296,981

ASSET-BACKED SECURITIES (9.9%)* continued

	Principal amount	Value

Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026	$28,506	$28,646
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)	17,341	54
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)	75,194	3,008
Ser. 03-10A, Class A, 7 1/2s, 2033 (Cayman Islands)	49,754	5
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)	12,452	398
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)	7,301	34
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)	10,294	26
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)	3,426	69
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)	20,842	104
Sasco Net Interest Margin Trust 144A Ser. 03-BC1,
Class B, zero %, 2033 (Cayman Islands)	273,210	27
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 7.82%, 2036	392,000	278,320
South Coast Funding 144A FRB Ser. 3A, Class A2,
6.56s, 2038 (Cayman Islands)	140,000	140,434
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 6.55s, 2035	436,000	226,110
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.86s, 2015	1,780,998	1,778,772
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038 (Cayman Islands)	467,000	464,992
TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037 (Cayman Islands)	390,000	374,205
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 6.26s, 2044 (United Kingdom)	683,414	683,387
Whole Auto Loan Trust 144A Ser. 04-1, Class D, 5.6s, 2011	35,685	35,628

Total asset-backed securities (cost $64,751,881)		$64,533,878

SENIOR LOANS (7.0%)* (c)

	Principal amount	Value

Basic Materials (1.3%)
Celanese Corp. bank term loan FRN Ser. B, 7.1s, 2014	$300,000	$300,654
Freeport-McMoRan Copper & Gold, Inc. bank term loan
FRN Ser. B, 7.11s, 2014	2,988,300	2,995,914
Georgia-Pacific Corp. bank term loan FRN Ser. B,
7.345s, 2013	760,548	764,099
Georgia-Pacific Corp. bank term loan FRN Ser. B2,
7.09s, 2012	300,000	301,401
Hexion Specialty Chemicals, Inc. bank term loan FRN
7 7/8s, 2013	249,375	250,864
Innophos, Inc. bank term loan FRN 7.57s, 2010	202,392	203,067
Lyondell Chemical Co. bank term loan FRN Ser. B,
7.11s, 2013	99,500	99,680
Momentive Performance Materials, Inc. bank term loan
FRN 7 5/8s, 2013	200,000	200,833
Nalco Co. bank term loan FRN Ser. B, 7.186s, 2010	1,026,565	1,032,065
Novelis, Inc. bank term loan FRN 7.61s, 2012	334,114	334,352

SENIOR LOANS (7.0%)* (c) continued

	Principal amount	Value

Basic Materials continued
Novelis, Inc. bank term loan FRN Ser. B, 7.61s, 2012	$580,599	$581,013
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 7.36s, 2012	1,373,970	1,383,588
		8,447,530

Capital Goods (0.4%)
Graham Packaging Corp. bank term loan FRN Ser. B,
7.634s, 2011	392,965	394,228
Hexcel Corp. bank term loan FRN Ser. B, 7.108s, 2012	438,412	438,777
Mueller Group, Inc. bank term loan FRN 7.36s, 2012	410,159	413,064
Polypore, Inc. bank term loan FRN 8.32s, 2011	709,591	712,252
Terex Corp. bank term loan FRN Ser. D, 7.114s, 2013	49,750	49,812
Transdigm, Inc. bank term loan FRN 7.348s, 2013	250,000	251,500
		2,259,633

Communication Services (0.6%)
Consolidated Communications Holdings, Inc. bank term
loan FRN Ser. D, 7.363s, 2011	124,255	124,565
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 7 1/8s, 2012	543,116	544,644
Idearc, Inc. bank term loan FRN Ser. B, 7.31s, 2014	600,000	603,450
Intelsat, Ltd. bank term loan FRN Ser. B, 7.61s,
2013 (Bermuda)	598,500	602,989
Madison River Capital, LLC bank term loan FRN
Ser. B, 7.61s, 2012	788,838	789,627
MetroPCS Wireless, Inc. bank term loan FRN 7 5/8s, 2013	249,375	250,310
PanAmSat Corp. bank term loan FRN Ser. B, 7.86s, 2013	598,500	603,213
Syniverse Holdings, Inc. bank term loan FRN Ser. B,
7.12s, 2012	426,734	427,268
Time Warner Telecom, Inc. bank term loan FRN Ser. B,
7.325s, 2013	181,000	181,792
		4,127,858

Consumer Cyclicals (1.2%)
CCM Merger, Inc. bank term loan FRN Ser. B, 7.35s, 2012	982,506	988,646
Coinmach Corp. bank term loan FRN Ser. B-1, 7.877s, 2012	248,991	250,781
Cooper Tire & Rubber Co. bank term loan FRN Ser. B,
7 7/8s, 2012	225,113	225,770
Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. C, 7 7/8s, 2012	579,502	581,192
Dex Media West, LLC bank term loan FRN Ser. B1,
6.888s, 2010	445,834	445,165
Goodman Global Holdings, Inc. bank term loan FRN
Ser. C, 7 1/8s, 2011	593,233	594,222
Michaels Stores, Inc. bank term loan FRN Ser. B,
8 1/8s, 2013	317,434	320,067
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
7.352s, 2013	485,713	489,584

SENIOR LOANS (7.0%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
PRIMEDIA, Inc. bank term loan FRN Ser. B, 7.57s, 2013	$148,500	$148,299
R.H. Donnelley, Inc. bank term loan FRN Ser. D-2, 6.856s, 2011	684,282	684,187
R.H. Donnelley, Inc. bank term loan FRN Ser. D1, 6.852s, 2011	381,958	381,693
Standard-Pacific Corp. bank term loan FRN Ser. B, 6.86s, 2013	100,000	99,000
Sun Media Corp. bank term loan FRN Ser. B, 7.126s,
2009 (Canada)	137,565	137,737
Trump Hotel & Casino Resort, Inc. bank term loan FRN
5.62s, 2012 (U)	172,813	173,979
Trump Hotel & Casino Resort, Inc. bank term loan FRN
Ser. B-1, 7.87s, 2012	172,375	173,539
TRW Automotive, Inc. bank term loan FRN Ser. B, 6.938s, 2010	514,959	514,477
TRW Automotive, Inc. bank term loan FRN Ser. B2, 6 7/8s, 2010	118,800	118,503
Venetian Casino Resort, LLC bank term loan FRN
Ser. B, 7.12s, 2011	664,302	668,263
Venetian Casino Resort, LLC bank term loan FRN
Ser. DD, 7.12s, 2011	136,969	137,786
Visant Holding Corp. bank term loan FRN Ser. C, 7.08s, 2010	823,563	826,480
		7,959,370

Consumer Staples (2.1%)
Affinion Group, Inc. bank term loan FRN Ser. B,
7.857s, 2013	772,038	777,056
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B, 7.61s, 2013	468,542	464,793
Cablevision Systems Corp. bank term loan FRN 7.11s, 2013	1,091,750	1,095,162
Cebridge Connections, Inc. bank term loan FRN
Ser. B, 7.35s, 2013	350,000	350,404
Cebridge Connections, Inc. bank term loan FRN
Ser. B, 7.61s, 2013	350,000	350,438
Charter Communications, Inc. bank term loan FRN 7.985s, 2013	2,228,831	2,223,747
Charter Communications, Inc. bank term loan FRN
7.86s, 2014	200,000	199,917
Charter Communications, Inc. bank term loan FRN
Ser. B, 7.36s, 2014	50,000	49,875
Dean Foods Co. bank term loan FRN Ser. B, 6.86s, 2014	750,000	750,000
Gray Television, Inc. bank term loan FRN Ser. B, 6.86s, 2014	131,892	131,892
Gray Television, Inc. bank term loan FRN Ser. DD, 6.86s, 2014	59,459	59,459
Gray Television, Inc. bank term loan FRN Ser. DD, 6.86s, 2014	8,649	8,649
Insight Midwest, LP bank term loan FRN 7.36s, 2014	68,075	68,557
Jean Coutu Group, Inc. bank term loan FRN Ser. B,
7 7/8s, 2011 (Canada)	109,584	109,637
Mediacom Communications Corp. bank term loan FRN
Ser. C, 7.101s, 2015	985,031	985,647
Mediacom Communications Corp. bank term loan FRN
Ser. DD, 7.12s, 2015	120,000	119,800
MGM Studios, Inc. bank term loan FRN Ser. B, 8.614s, 2011	893,250	893,180
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 8.1s, 2014	300,000	301,875

SENIOR LOANS (7.0%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Pinnacle Foods Holding Corp. bank term loan FRN 7.36s, 2010	$511,803	$514,362
Regal Cinemas, Inc. bank term loan FRN Ser. B, 7.114s, 2010	600,000	601,608
Reynolds American, Inc. bank term loan FRN Ser. B, 7.114s, 2012	248,750	250,571
Six Flags, Inc. bank term loan FRN Ser. B, 8.61s, 2009	426,592	429,613
Spanish Broadcasting Systems, Inc. bank term loan
FRN 7.12s, 2012	443,233	443,787
Spectrum Brands, Inc. bank term loan FRN Ser. B,
8.601s, 2013	739,297	744,379
Universal City Development Partners bank term loan
FRN Ser. B, 7.36s, 2011	969,872	975,327
Warner Music Group bank term loan FRN Ser. B,
7.362s, 2011	153,509	153,912
Young Broadcasting, Inc. bank term loan FRN Ser. B,
7.937s, 2012	267,257	268,125
		13,321,772

Energy (0.5%)
CR Gas Storage bank term loan FRN 7.09s, 2013	330,947	331,257
CR Gas Storage bank term loan FRN 7.089s, 2013	55,277	53,595
CR Gas Storage bank term loan FRN 7.07s, 2013	58,607	58,717
CR Gas Storage bank term loan FRN Ser. DD, 7.07s, 2013	37,443	37,513
Key Energy Services, Inc. bank term loan FRN 7.86s, 2010	65,000	65,406
Key Energy Services, Inc. bank term loan FRN Ser. B,
7.861s, 2012	956,000	961,975
Meg Energy Corp. bank term loan FRN 7.35s, 2013 (Canada)	99,000	99,758
Meg Energy Corp. bank term loan FRN Ser. DD, 6s,
2013 (Canada) (U)	100,000	99,536
Petroleum Geo-Services ASA bank term loan FRN
Ser. B, 7.61s, 2012 (Norway)	28,662	28,805
Targa Resources, Inc. bank term loan FRN 7.36s, 2012	633,115	637,369
Targa Resources, Inc. bank term loan FRN 5.239s, 2012	153,871	154,905
Western Refining, Inc. bank term loan FRN Ser. B,
7.11s, 2014	602,679	604,279
Western Refining, Inc. bank term loan FRN Ser. DD,
0 3/4s, 2014	147,321	147,713
		3,280,828

Health Care (0.5%)
AmeriPath, Inc. bank term loan FRN Ser. B, 7.36s, 2012	46,764	46,753
Davita Inc. bank term loan FRN Ser. B, 6.825s, 2012	300,000	300,773
Health Management Associates, Inc. bank term loan
FRN 7.07s, 2014	1,198,000	1,201,182
Healthsouth Corp. bank term loan FRN Ser. B, 8.61s, 2013	1,194,000	1,199,021
LifePoint, Inc. bank term loan FRN Ser. B, 6.985s, 2012	452,470	450,773
United Surgical Partners International, Inc. bank
term loan FRN 7.145s, 2013	52,735	52,735
		3,251,237

SENIOR LOANS (7.0%)* (c) continued

	Principal amount	Value

Technology (0.2%)
Affiliated Computer Services, Inc. bank term loan
FRN Ser. B2, 7.32s, 2013	$49,875	$49,937
Aspect Software, Inc. bank term loan FRN 8 3/8s, 2011	49,875	50,291
JDA Software Group, Inc. bank term loan FRN Ser. B,
7.61s, 2013	39,875	40,224
Sabre Holdings Corp. bank term loan FRN 7.61s, 2014	300,000	299,775
SunGard Data Systems, Inc. bank term loan FRN 7.36s, 2014	600,000	604,500
Travelport bank term loan FRN 8.364s, 2013	6,335	6,390
Travelport bank term loan FRN Ser. B, 8.364s, 2013	64,342	64,905
UGS Corp. bank term loan FRN Ser. C, 7.097s, 2012	408,276	408,276
		1,524,298

Transportation (0.1%)
United Airlines Corp. bank term loan FRN Ser. B, 7 3/8s, 2014	800,000	799,687

Utilities & Power (0.1%)
Mirant North America, LLC. bank term loan FRN 7.07s, 2013	76,613	76,699
NRG Energy, Inc. bank term loan FRN Ser. B, 7.364s, 2013	612,922	616,616
		693,315

Total senior loans (cost $45,734,444)		$45,665,528

COMMON STOCKS (0.1%)*

	Shares	Value

Bohai Bay Litigation, LLC (Units) (F)	991	$14,017
Contifinancial Corp. Liquidating Trust Units (F)	3,510,819	351
Owens Corning, Inc. †	7,652	243,793
VFB LLC (acquired 10/27/00, cost $594,553) (F) ‡ †	948,004	19,610
WHX Corp. †	17,467	148,470
XCL Warranty Escrow (F)	991	141,397

Total common stocks (cost $2,490,016)		$567,638

PREFERRED STOCKS (0.1%)* (cost $336,010)

	Shares	Value

Rural Cellular Corp. Ser. B, 11.375% cum. pfd.	426	$532,500

CONVERTIBLE PREFERRED STOCKS (—%)* (cost $112,017)

	Shares	Value

Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	2,441	$106,794

PURCHASED OPTIONS OUTSTANDING (1.3%)*

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap
with Lehman Brothers for the right to pay
a fixed rate swap of 4.148% versus the
six month EUR-EURIBOR-Telerate
maturing October 10, 2016.	Oct-11 / 4.148	EUR	34,178,000	$956,461

Option on an interest rate swap
with Citibank, N.A. London for the right
to pay a fixed rate swap of 4.1925%
versus the six month EUR-EURIBOR-Telerate
maturing October 13, 2016.	Oct-11 / 4.148	EUR	34,178,000	890,076

Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate swap of 4.1925%
versus the six month EUR-EURIBOR-Telerate
maturing October 13, 2016.	Oct-11 / 4.1925	EUR	26,942,000	466,964

Option on an interest rate swap
with Lehman Brothers for the right
to receive a fixed rate swap of 4.148%
versus the six month EUR-EURIBOR-Telerate
maturing October 10, 2016.	Oct-11 / 4.1925	EUR	26,942,000	418,131

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 5.3475% versus the three
month USD-LIBOR-BBA maturing on
February 4, 2018.	Jan-08 / 5.347		66,698,000	1,717,540

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.39%
versus the three month USD-LIBOR-BBA
maturing on January 29, 2018.	Jan-08 / 5.39		35,068,000	949,975

Option on an interest rate swap
with Lehman Brothers International
(Europe) for the right to pay a fixed
rate swap of 5.3475% versus the three
month USD-LIBOR-BBA maturing
February 4, 2018.	Jan-08 / 5.347		66,698,000	936,974

Option on an interest rate swap
with Lehman Brothers International
(Europe) for the right to pay a fixed
rate swap of 4.4175% versus the six month
EUR-EURIBOR-Telerate maturing
January 30, 2017.	Jan-12 / 4.417	EUR	26,942,000	597,354

PURCHASED OPTIONS OUTSTANDING (1.3%)* continued

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 4.4175% versus the six
month EUR-EURIBOR-Telerate maturing
on January 30, 2017.	Jan-12 / 4.417	EUR	26,942,000	$587,547

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.39% versus
the three month USD-LIBOR-BBA maturing
on January 29, 2018.	Jan-08 / 5.39		35,068,000	439,427

Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 1.03% versus the six-month
JPY-LIBOR-BBA maturing on
January 26, 2009.	Jan-08 / 1.03	JPY	7,011,000,000	75,819

Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate swap of 4.16%
versus the six month EUR-EURIBOR-Telerate
maturing March 26, 2014.	Mar-12 / 4.16	EUR	6,140,000	50,873

Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate swap of 4.0625%
versus the six month EUR-EURIBOR-Telerate
maturing March 25, 2011.	Mar-09 / 4.062	EUR	8,790,000	45,294

Option on an interest rate swap
with Morgan Stanley Capital
Services, Inc. for the right to pay a
fixed rate of 6.6975% versus the three
month AUD-BBR-BBSW maturing on
May 10, 2008.	May-07 / 6.697	AUD	88,950,000	34,541

Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 4.0625% versus the
six-month EUR-EURIBOR-Telerate
maturing on March 25, 2011.	Mar-09 / 4.062	EUR	8,790,000	72,102

Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 4.16% versus the six-month
EUR-EURIBOR-Telerate maturing on
March 26, 2014.	Mar-12 / 4.16	EUR	6,140,000	67,115

Total purchased options outstanding (cost $8,897,977)				$8,306,193

WARRANTS (—%)* †

	Expiration date		Strike Price	Warrants	Value

Dayton Superior Corp. 144A (F)	6/15/09		$.69	1,020	$13,400
MDP Acquisitions PLC 144A (Ireland)	10/1/13	EUR	.001	508	14,224
Ubiquitel, Inc. 144A	4/15/10		$22.74	1,670	17

Total warrants (cost $116,394)					$27,641

SHORT-TERM INVESTMENTS (27.6%)*

		Principal amount/shares			Value

U.S. Treasury Bills for an effective yield of 4.98%,
maturity date in September 27, 2007 #			$1,791,000		$1,747,720
U.S. Treasury Bills for an effective yield of 5.08%,
maturity date in April 26, 2007			1,792,000		1,785,706
Sheffield Receiving Corp. for an effective yield
of 5.28%, maturity date in April 12, 2007			10,681,000		10,663,801
Putnam Prime Money Market Fund (e)			166,778,757		166,778,757

Total short-term investments (cost $180,975,984)					$180,975,984

TOTAL INVESTMENTS
Total investments (cost $726,935,178)					$730,822,393

* Percentages indicated are based on net assets of $654,627,010.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2007 was $255,433 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts, forward currency and forward cross currency contracts and written options at March 31, 2007.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at March 31, 2007. Senior loans are also subject to mandatory and/or optional prepayment, which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At March 31, 2007, liquid assets totaling $270,795,112 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) and are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2007.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2007 (as a percentage of Portfolio Value):

Argentina	1.1%
Canada	0.8
Cayman Islands	0.9
Colombia	0.6
France	0.9
Germany	1.0
Ireland	2.1
Japan	1.3
Luxembourg	0.6
Mexico	0.9
Sweden	0.7
Turkey	1.0
United Kingdom	1.7
United States	83.0
Other	3.4

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/07 (aggregate face value $111,471,816) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$24,560,058	$24,022,731	4/18/07	$ 537,327
British Pound	15,638,212	15,550,083	6/20/07	88,129
Canadian Dollar	8,275,878	8,194,813	4/18/07	81,065
Danish Krone	1,261,505	1,242,512	6/20/07	18,993
Euro Dollar	7,535,968	7,487,043	6/20/07	48,925
Indian Rupee	1,612,092	1,619,610	4/18/07	(7,518)
Indonesian Rupiah	1,662,106	1,653,716	5/16/07	8,390
Japanese Yen	18,747,302	18,654,764	5/16/07	92,538
Malaysian Ringgit	1,791,551	1,775,823	5/16/07	15,728
Mexican Peso	3,254,671	3,265,296	4/18/07	(10,625)
Norwegian Krone	17,655,003	17,370,890	6/20/07	284,113
Polish Zloty	5,163,455	5,035,816	6/20/07	127,639
South Korean Won	3,266,659	3,287,949	5/16/07	(21,290)
Swedish Krona	1,705,497	1,695,751	6/20/07	9,746
Swiss Franc	618,981	615,019	6/20/07	3,962

Total				$1,277,122

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/07 (aggregate face value $116,550,091) (Unaudited)

			Aggregate	Delivery	Unrealized
		Value	face value	date	(depreciation)

Australian Dollar		$5,786,570	$5,658,504	4/18/07	$ (128,066)
British Pound		29,295,778	28,724,497	6/20/07	(571,281)
Canadian Dollar		5,558,203	5,456,797	4/18/07	(101,406)
Euro Dollar		17,591,783	17,520,584	6/20/07	(71,199)
Hungarian Forint		3,392,313	3,272,073	6/20/07	(120,240)
Japanese Yen		22,085,588	21,875,248	5/16/07	(210,340)
Norwegian Krone		5,031,884	4,968,013	6/20/07	(63,871)
South Korean Won		3,266,659	3,242,602	5/16/07	(24,057)
Swedish Krona		15,245,183	15,124,593	6/20/07	(120,590)
Swiss Franc		6,612,052	6,579,018	6/20/07	(33,034)
Taiwan Dollar		1,646,547	1,646,012	5/16/07	(535)
Turkish Lira		2,579,574	2,482,150	6/20/07	(97,424)

Total					$(1,542,043)

FUTURES CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

					Unrealized
		Number of		Expiration	appreciation/
		contracts	Value	date	(depreciation)

Australian Government Bond 10 yr (Short)		562	$320,999,806	Jun-07	$ 605,338
Euro-Euribor 90 day Interest Rate (Short)		741	236,987,392	Mar-08	168,805
U.S. Treasury Note 10 yr (Short)		973	105,205,625	Jun-07	(337,126)
U.S. Treasury Bond 20 yr (Long)		829	92,226,250	Jun-07	(413,441)
U.S. Treasury Note 5 yr (Short)		811	85,801,266	Jun-07	(413,361)
U.S. Treasury Note 2 yr (Short)		323	66,179,672	Jun-07	(34,717)
Japanese Government Bond 10 yr (Long)		57	64,922,313	Jun-07	(52,929)
Euro-Bund 10 yr (Long)		203	31,150,893	Jun-07	(323,070)
Euro-Schatz 2 yr (Short)		47	6,483,329	Jun-07	21,536
Euro-Bobl 5 yr (Long)		38	5,489,205	Jun-07	(37,295)
U.K. Gilt 10 yr (Long)		8	1,696,929	Jun-07	(10,882)
Canadian Government Bond 10 yr (Long)		11	1,081,678	Jun-07	2,534

Total					$(824,608)

WRITTEN OPTIONS OUTSTANDING at 3/31/07 (premiums received $236,876) (Unaudited)

		Contract	Expiration date/
		amount	strike price		Value

Option on an interest rate swap with
Morgan Stanley Capital Services, Inc. for
the obligation to receive a fixed rate of
6.6675% versus the three month
AUD-BBR-BBSW maturing
on May 10, 2010.	AUD	32,090,000	May -07 / 6.667		$40,798

WRITTEN OPTIONS OUTSTANDING at 3/31/07 (premiums received $236,876) (Unaudited) continued

					Contract	Expiration date/
					amount	strike price		Value

Option on an interest rate swap with
Citibank for the obligation to pay a fixed
rate of 4.56% versus the six-month
EUR-EURIBOR-Telerate maturing
on March 24, 2027.				EUR	1,290,000	Mar-17 / 4.56		$ 47,111

Option on an interest rate swap with
Citibank for the obligation to receive a
fixed rate of 4.40% versus the six-month
EUR-EURIBOR-Telerate maturing
on March 26, 2022.				EUR	1,430,000	Mar-12 / 4.40		63,299

Option on an interest rate swap with
Citibank for the obligation to receive a
fixed rate of 4.56% versus the six-month
EUR-EURIBOR-Telerate maturing
on March 24, 2027.				EUR	1,290,000	Mar-17 / 4.56		58,721

Option on an interest rate swap with
Citibank for the obligation to pay a fixed
rate of 4.40% versus the six-month
EUR-EURIBOR-Telerate maturing
on March 28, 2022.				EUR	1,430,000	Mar-12 / 4.40		47,088

Total								$257,017

TBA SALE COMMITMENTS OUTSTANDING at 3/31/07 (proceeds receivable $40,869,344) (Unaudited)

						Principal	Settlement
						amount	date	Value

FNMA, 6s, April 1, 2037						$800,000	4/12/07	$ 805,875
FNMA, 5 1/2s, April 1, 2037						40,400,000	4/12/07	39,967,595

Total								$40,773,470

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

				Payments		Payments		Unrealized
Swap counterparty /			Termination	made by		received by		appreciation/
Notional amount			date	fund per annum		fund per annum		(depreciation)

Bank of America, N.A.

	$ 10,000,000		9/1/15	3 month USD-LIBOR-BBA		4.53%		$(410,506)

	16,800,000		3/30/09	3.075%		3 month USD-LIBOR-BBA		611,940

	4,400,000		1/27/14	4.35%		3 month USD-LIBOR-BBA		188,204

Citibank N.A., London
AUD	29,270,000		3/14/17	6 month AUD-BBR-BBSW		6.19125%		(347,994)

AUD	29,270,000		3/13/17	6 month AUD-BBR-BBSW		6.22625%		(288,046)

NZD	21,540,000	(E)	3/9/12	3 month NZD-BBR-FRA		7.0625%		(103,431)

JPY	560,000,000		1/26/17	6 month JPY-LIBOR-BBA		2.49375%		34,948

JPY	1,357,000,000		1/26/37	1.8025%		6 month JPY-LIBOR-BBA		(35,867)

SEK	49,490,000		1/19/12	4.25%		3 month SEK-STIBOR-SIDE		(4,240)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)
Citibank, N.A.

	$24,650,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	$ (283,721)

JPY	13,104,267,000		4/3/08	1.165%	6 month JPY-LIBOR-BBA	—

JPY	5,372,749,000	(E)	4/3/08	6 month JPY-LIBOR-BBA	1.165%	178,362

JPY	1,300,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	55,810

	$42,130,000		9/29/13	5.078%	3 month USD-LIBOR-BBA	(57,982)

JPY	1,134,000,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(92,097)

Credit Suisse First Boston International
	$5,699,500		7/9/14	4.945%	3 month USD-LIBOR-BBA	51,953

Credit Suisse International
EUR	2,568,000		7/17/21	6 month EUR-EURIBOR-
				Telerate	4.445%	88,122

EUR	9,930,000		7/17/13	4.146%	6 month
					EUR-EURIBOR-Telerate	(197,419)

EUR	11,985,000		7/17/09	6 month EUR-EURIBOR-
				Telerate	3.896%	183,426

SEK	38,490,000	(E)	3/22/17	4.3075%	3 month SEK-STIBOR-SIDE	34,764

CHF	5,950,000	(E)	3/22/17	6 month CHF-LIBOR-BBA	3.0475%	(24,854)

SEK	71,800,000	(E)	3/16/17	4.2975%	3 month SEK-STIBOR-SIDE	68,618

CHF	11,100,000	(E)	3/16/17	6 month CHF-LIBOR-BBA	3.06125%	(40,869)

GBP	1,480,000		4/3/36	GBP 3,728,462 at maturity	6 month GBP-LIBOR-BBA	277,940

Deutsche Bank AG
ZAR	12,120,000		7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	31,300

Goldman Sachs International
SEK	65,990,000		1/26/12	4.28%	3 month SEK-STIBOR-SIDE	(5,996)

EUR	4,720,000		1/23/37	6 month EUR-EURIBOR-
				Telerate	4.36%	(114,276)

EUR	10,090,000		1/23/17	4.269%	6 month
					EUR-EURIBOR-Telerate	47,433

	$80,600,000	(E)	3/8/12	3 month USD-LIBOR-BBA	4.99%	(91,884)

	73,300,000	(E)	3/10/10	4.779%	3 month USD-LIBOR-BBA	13,927

JPMorgan Chase Bank, N.A.
	25,100,000		9/2/15	3 month USD-LIBOR-BBA	4.4505%	(1,166,438)

	16,700,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	454,858

	31,100,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	106,086

SEK	70,600,000		2/27/12	4.2425%	3 month SEK-STIBOR-SIDE	10,609

	$70,918,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	1,061,663

	22,964,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(1,125,060)

JPY	7,460,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(1,611,348)

	$30,000,000		6/17/15	3 month USD-LIBOR-BBA	4.5505%	(792,674)

	134,000,000		6/17/07	4.0825%	3 month USD-LIBOR-BBA	(888,225)

	11,050,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%	22,100

	17,000,000	(E)	11/8/11	3.488%	U.S. Bond Market
					Association Municipal Swap
					Index	(48,336)

	16,780,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(237,060)

	12,060,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	(141,663)

	8,000,000		3/6/16	3 month USD-LIBOR-BBA	5.176%	21,306

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Lehman Brothers International (Europe)
AUD	18,340,000	(E)	3/9/12	6.185%	3 month AUD-BBR-BBSW	$ 84,165

	$ 32,665,000		3/15/09	4.9298%	3 month USD-LIBOR-BBA	59,701

	2,218,000		8/3/16	5.5675%	3 month USD-LIBOR-BBA	(68,340)

	10,091,000		8/3/11	3 month USD-LIBOR-BBA	5.445%	184,172

EUR	24,900,000		11/13/16	3.983%	6 month
					EUR-EURIBOR-Telerate	843,100

EUR	7,530,000		10/5/21	6 month EUR-EURIBOR-
				Telerate	4.093%	(335,010)

EUR	28,370,000		10/5/13	3.8975%	6 month
					EUR-EURIBOR-Telerate	710,644

EUR	34,240,000		10/5/09	6 month EUR-EURIBOR-
				Telerate	3.825%	(404,828)

Lehman Brothers Special Financing, Inc.
EUR	16,940,000	(E)	6/7/14	6 month EUR-EURIBOR-
				Telerate	4.0975%	(234,569)

EUR	56,120,000	(E)	6/7/11	4.0475%	6 month
					EUR-EURIBOR-Telerate	535,800

EUR	104,940,000	(E)	6/7/08	6 month EUR-EURIBOR-
				Telerate	4.0875%	(294,265)

	$ 79,881,000		8/3/08	3 month USD-LIBOR-BBA	5.425%	301,151

GBP	1,365,000		3/15/36	GBP 3,304,438 at maturity	6 month GBP-LIBOR-BBA	322,893

Total						$(2,862,003)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
GBP	1,480,000		4/3/36	GBP 2,242,757 at	GBP Non-revised	$(18,612)
				maturity	Retail Price
					Index

Goldman Sachs International
	$ 1,345,000		9/15/11	678 bp (1 month	Ford Credit Auto	6,042
				USD-LIBOR-BBA)	Owner Trust
					Series 2005-B
					Class D

EUR	17,070,000		1/9/12	2.17%	Eurostat	25,310
					Eurozone HICP
					excluding tobacco

EUR	4,700,000		1/9/37	(2.3325%)	Eurostat	(48,180)
					Eurozone HICP
					excluding tobacco

EUR	16,889,000		10/31/11	2.12%	Eurostat	135,312
					Eurozone HICP
					excluding tobacco

EUR	16,889,000		10/31/11	(1.935%)	French Consumer	(78,307)
					Price Index
					excluding tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

			Fixed payments		Total return	Unrealized
Swap counterparty /		Termination	received (paid) by		received by	appreciation/
Notional amount		date	fund per annum		or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
EUR	15,930,000	7/21/11	(2.295%)		Euro Non-revised	$ (333,647)
					Consumer Price
					Index excluding
					tobacco

EUR	15,930,000	7/21/11	2.2325%		Euro Non-revised	281,999
					Consumer Price
					Index excluding
					tobacco

	$ 8,399,000	10/1/07	175 bp plus		The spread	(3,444)
			beginning		return of Lehman
			of period nominal		Brothers AAA
			spread of Lehman		8.5+ CMBS Index
			Brothers AAA		adjusted by
			8.5+ Commercial		modified
			Mortgage Backed		duration factor
			Securities Index

Lehman Brothers Special Financing, Inc.
	18,639,000	10/1/07	30 bp plus		The spread	(7,456)
			beginning		return of Lehman
			of period nominal		Brothers AAA
			spread of Lehman		8.5+ CMBS Index
			Brothers AAA		adjusted by
			8.5+ Commercial		modified
			Mortgage Backed		duration factor
			Securities Index

EUR	4,400,000	3/29/37	(2.275%)		Eurostat	4,700
					Eurozone HICP
					excluding tobacco

EUR	16,889,000	4/26/11	2.11%		French Non-	317,985
					revised Consumer
					Price Index
					excluding tobacco

EUR	16,889,000	4/26/11	(2.115%)		Euro Non-revised	(96,973)
					Consumer Price
					Index excluding
					tobacco

GBP	1,365,000	3/15/36	GBP 2,065,993 at		GBP Non-revised	(28,200)
			maturity		Retail Price
					Index

Total						$156,529

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

		Upfront			Fixed payments	Unrealized
Swap counterparty /		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA HY Series 4
Index		$ 18,006	$ 4,370,000	6/20/10	(360 bp)	$ (215,920)

L-3 Communications
Corp. 7 5/8%, 6/15/12		—	590,000	9/20/11	(111 bp)	(3,776)

L-3 Communications
Corp. 7 5/8%, 6/15/12		—	235,000	6/20/11	(101 bp)	(1,061)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Citibank, N.A.
Charter Communications
Operating LLC	$—		$600,000	3/20/12	(108 bp)	$6,402

Credit Suisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—		1,400,000	9/20/07	(487.5 bp)	(21,123)

Ford Motor Co., 7.45%,
7/16/31	—		1,700,000	9/20/08	725 bp	102,452

Ford Motor Co., 7.45%,
7/16/31	—		300,000	9/20/07	(485 bp)	(4,488)

Republic of Argentina,
8.28%, 2033	—		1,175,000	7/20/09	(214 bp)	(31,081)

Ukraine Government,
7.65%, 6/11/13	—		1,105,000	10/20/11	194 bp	36,657

Credit Suisse International
Freeport-McMoRan Copper
& Gold, Inc.	—		597,100	3/20/12	(82 bp)	(4,299)

Neiman Marcus Group,
Inc., 9%, 10/15/15	—		350,000	3/20/12	(64 bp)	2,506

Regal Cinemas Corp.	—		600,000	3/20/12	(70 bp)	6,826

Republic of Peru, 8
3/4%, 11/21/33	—		610,000	4/20/17	125 bp	—

Solectron Corp., 0%,
5/8/20	—		222,000	3/20/12	(180 bp)	(1,708)

Solectron Global
Finance Ltd, 8%, 3/15/16	—		222,000	3/20/12	380 bp	232

Sungard Data Systems,
Inc., 4 7/8%, 1/15/14	—		600,000	3/20/10	(48 bp)	1,271

Deutsche Bank AG
DJ CDX NA IG Series 7	36		1,308,000	12/20/13	(50 bp)	537

DJ CDX NA IG Series 7
Index 7-10% tranche	—		1,308,000	12/20/13	55 bp	4,220

DJ CDX NA IG Series 8
Index 7-10% tranche	—		3,608,000	6/20/12	22 bp	2,552

DJ iTraxx Europe Series
6 Version 1	7,200	EUR	2,318,000	12/20/13	(40 bp)	(7,666)

DJ iTraxx Europe Series
6 Version 1, 6-9%
tranche	—	EUR	2,318,000	12/20/2013	43 bp	23,331

Republic of Indonesia,
6.75%, 2014	—		$575,000	9/20/16	292 bp	46,347

Republic of Peru, 8
3/4%, 11/21/33	—		610,000	4/20/17	126 bp	(421)

United Mexican States,
7.5%, 4/8/33	—		550,000	4/20/17	66 bp	(101)

United Mexican States,
7.5%, 4/8/33	—		1,495,000	3/20/14	56 bp	4,631

Goldman Sachs International
Any one of the underlying securities
in the basket of BB CMBS securities	—		3,768,000	(a)	2.461%	262,275
Charter Communications
Operating LLC	—		600,000	3/20/12	(103 bp)	7,669

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA HY Series 4
Index	$14,645		$1,520,000	6/20/10	(360 bp)	$(66,721)

DJ CDX NA HY Series 5
Index	(241,095)		13,632,000	12/20/10	(395 bp)	(1,123,858)

DJ CDX NA HY Series 8
Index	(3,496)		699,200	6/20/12	(275 bp)	(3,496)

DJ CDX NA HY Series 8
Index 25-35% tranche	—		2,796,000	6/20/12	105 bp	—

DJ CDX NA IG Series 7
Index	2,863		5,090,000	12/20/13	(50 bp)	(246)

DJ CDX NA IG Series 7
Index	151		2,178,000	12/20/13	(50 bp)	986

DJ CDX NA IG Series 7
Index 7-10% tranche	—		5,090,000	12/20/13	48 bp	(262)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		2,178,000	12/20/13	56 bp	12,791

General Motors Corp.,
7 1/8%, 7/15/13	—		1,400,000	9/20/08	620 bp	85,381

General Motors Corp.,
7 1/8%, 7/15/13	—		1,400,000	9/20/07	(427.5 bp)	(18,350)

General Motors Corp.,
7 1/8%, 7/15/13	—		300,000	9/20/07	(425 bp)	(3,894)

General Motors Corp.,
7 1/8%, 7/15/13	—		300,000	9/20/08	620 bp	18,296

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	—		8,399,000	3/15/49	(70 bp)	(1,120)

Ford Motor Co., 7.45%,
7/16/31	—		235,000	9/20/07	(345 bp)	(2,348)

Ford Motor Co., 7.45%,
7/16/31	—		235,000	9/20/08	550 bp	9,244

Freeport-McMoRan Copper
& Gold, Inc.	—		1,194,100	3/20/12	(85 bp)	(9,351)

General Motors Corp.,
7 1/8%, 7/15/13	—		235,000	9/20/07	(350 bp)	(2,352)

General Motors Corp.,
7 1/8%, 7/15/13	—		235,000	9/20/08	500 bp	10,264

Lehman Brothers Special Financing, Inc.
DJ CDX NA CMBX AAA Index	—		18,639,000	3/15/49	(700 bp)	(2,535)

DJ CDX NA HY Series 4
Index	24,968		3,895,000	6/20/10	(360 bp)	(183,531)

DJ CDX NA IG Series 7
Index	1,246		2,100,000	12/20/13	(50 bp)	2,051

DJ CDX NA IG Series 7
Index 7-10% tranche	—		2,100,000	12/20/13	54.37 bp	6,089

DJ iTraxx EUR Series 5
Index	9,890	EUR	1,836,000	6/20/13	(50 bp)	(16,627)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	1,836,000	6/20/13	53.5 bp	33,515

DJ iTraxx Europe Series
6 Version 1, 6-9%
tranche	—	EUR	2,783,000	12/20/2013	45.25 bp	30,499

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ iTraxx Europe Series
6 Version 1	$ 6,867	EUR	2,783,000	12/20/2013	(40 bp)	$ (10,981)

Goodyear Tire & Rubber,
7.857%, 8/15/11	—		$140,000	3/20/12	185 bp	1,436

Republic of Peru, 8
3/4%, 11/21/33	—		1,185,000	10/20/16	215 bp	94,727

Solectron Corp., 0%,
5/8/20	—		495,000	3/20/12	(180 bp)	(3,257)

Solectron Corp., 0%,
5/8/20	—		354,000	3/20/12	(175 bp)	(1,607)

Solectron Corp., 0%,
5/8/20	—		212,000	3/20/12	(175 bp)	(963)

Solectron Global
Finance Ltd, 8%, 3/15/16	—		495,000	3/20/12	380 bp	517

Solectron Global
Finance Ltd, 8%, 3/15/16	—		354,000	3/20/12	380 bp	407

Solectron Global
Finance Ltd, 8%, 3/15/16	—		212,000	3/20/12	385 bp	677

United Mexican States,
7.5%, 4/8/33	—		665,000	4/20/17	67 bp	3,741

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—		685,000	9/20/07	(345 bp)	(7,167)

Ford Motor Co., 7.45%,
7/16/31	—		685,000	9/20/08	570 bp	28,914

General Motors Corp.,
7 1/8%, 7/15/13	—		960,000	9/20/07	(335 bp)	(10,693)

General Motors Corp.,
7 1/8%, 7/15/13	—		960,000	9/20/08	500 bp	41,930

L-3 Communications
Corp. 7 5/8%, 2012	—		960,000	9/20/11	(111 bp)	(6,144)

L-3 Communications
Corp. 7 5/8%, 2012	—		585,000	6/20/11	(92 bp)	(635)

Merrill Lynch International
DJ CDX NA HY Series 4
Index	27,289		1,045,000	6/20/10	360 bp	83,228

Morgan Stanley Capital Services, Inc.
DJ CDX NA HY Series 7
Index	61,940		1,304,000	12/20/09	(325 bp)	13,361

DJ CDX NA HY Series 8
Index	(3,494)		698,800	6/20/12	(275 bp)	(3,494)

DJ CDX NA HY Series 8
Index	(5,244)		699,250	6/20/12	(275 bp)	(848)

DJ CDX NA HY Series 8
Index 25-35% tranche	—		2,797,000	6/20/12	108 bp	7,720

DJ CDX NA IG Series 7
Index	1,344		2,264,000	12/20/13	(50 bp)	2,212

DJ CDX NA IG Series 7
Index 10-15% tranche	52,160		1,304,000	12/20/09		(3,260)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid)	by appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
DJ CDX NA IG Series 7
Index, 7-10% tranche	$—		$2,264,000	12/20/13	53 bp	$ 6,043

DJ CDX NA IG Series 8
Index	(1,658)		1,804,000	6/20/12	(35 bp)	579

DJ iTraxx EUR Series 5
Index	8,793	EUR	1,836,000	6/20/13	(50 bp)	(17,724)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	1,836,000	6/20/13	57 bp	37,950

Dominican Republic, 8
5/8%, 4/20/27	—		$1,190,000	11/20/11	(170 bp)	(14,942)

Ford Motor Co., 7.45%,
7/16/31	—		235,000	9/20/07	(345 bp)	(2,761)

Ford Motor Co., 7.45%,
7/16/31	—		235,000	9/20/08	560 bp	9,583

Freeport-McMoRan Copper
& Gold, Inc.	—		597,100	3/20/12	(83 bp)	(4,654)

General Motors Corp.,
7 1/8%, 7/15/13	—		235,000	9/20/07	(335 bp)	(2,009)

General Motors Corp.,
7 1/8%, 7/15/13	—		235,000	9/20/08	500 bp	10,264

Russian Federation, 5%,
3/31/30	—		10,000,000	3/20/12	48 bp	533

United Air Lines, Inc.	—		600,000	3/20/12	(94 bp)	7,619

DJ CDX NA HY Series 8
Index 25-35% tranche	—		2,796,000	6/20/12	102 bp	—

Total						$ (749,009)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $560,156,421)	$564,043,636
Affiliated issuers (identified cost $166,778,757) (Note 5)	166,778,757

Cash	5,107,595

Foreign currency (cost $5,869,266) (Note 1)	5,966,467

Dividends, interest and other receivables	7,021,317

Receivable for securities sold	3,902,809

Receivable for sales of delayed delivery securities (Note 1)	40,938,705

Unrealized appreciation on swap contracts (Note 1)	8,424,808

Premium paid on swap contracts (Note 1)	254,987

Receivable for variation margin (Note 1)	579,941

Receivable for open forward currency contracts (Note 1)	1,348,394

Receivable for closed forward currency contracts (Note 1)	427,737

Receivable for closed swap contracts (Note 1)	84,367

Total assets	804,879,520

LIABILITIES

Distributions payable to shareholders	2,717,574

Payable for securities purchased	8,003,240

Payable for delayed delivery securities (Note 1)	82,200,910

Payable for compensation of Manager (Notes 2 and 5)	1,137,971

Payable for investor servicing and custodian fees (Note 2)	31,173

Payable for Trustee compensation and expenses (Note 2)	120,774

Payable for administrative services (Note 2)	3,855

Payable for open forward currency contracts (Note 1)	1,613,315

Payable for closed forward currency contracts (Note 1)	1,204,728

Payable for closed swap contracts (Note 1)	16,003

Written options outstanding, at value (premiums received $236,876) (Notes 1 and 3)	257,017

Premium received on swap contracts (Note 1)	237,398

Unrealized depreciation on swap contracts (Note 1)	11,879,291

TBA sales commitments, at value (proceeds receivable $40,869,344) (Note 1)	40,773,470

Other accrued expenses	55,791

Total liabilities	150,252,510

Net assets	$654,627,010

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 783,022,183

Undistributed net investment income (Note 1)	7,456,815

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(135,365,041)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(486,947)

Total — Representing net assets applicable to capital shares outstanding	$ 654,627,010

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($654,627,010 divided by 91,389,759 shares)	$7.16

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/07 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $3,474,944
from investments in affiliated issuers) (Note 5)	$19,397,856

Dividends	3,821

Total investment income	19,401,677

EXPENSES

Compensation of Manager (Note 2)	2,381,612

Investor servicing fees (Note 2)	164,223

Custodian fees (Note 2)	132,629

Trustee compensation and expenses (Note 2)	17,512

Administrative services (Note 2)	16,185

Other	250,177

Fees waived and reimbursed by Manager (Note 5)	(59,326)

Total expenses	2,903,012

Expense reduction (Note 2)	(84,122)

Net expenses	2,818,890

Net investment income	16,582,787

Net realized gain on investments (Notes 1 and 3)	2,714,324

Net increase from payments by affiliate (Note 2)	7,426

Net realized loss on swap contracts (Note 1)	(202,692)

Net realized loss on futures contracts (Note 1)	(126,023)

Net realized gain on foreign currency transactions (Note 1)	876,087

Net realized gain on written options (Notes 1 and 3)	245,817

Net unrealized depreciation of assets and liabilities in
foreign currencies during the period	(1,252,726)

Net unrealized appreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	3,435,435

Net gain on investments	5,697,648

Net increase in net assets resulting from operations	$22,280,435

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/07*	9/30/06

Operations:
Net investment income	$ 16,582,787	$ 32,987,962

Net realized gain (loss) on investments
and foreign currency transactions	3,514,939	(8,900,068)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	2,182,709	4,703,076

Net increase in net assets resulting from operations	22,280,435	28,790,970

Distributions to shareholders: (Note 1)

From net investment income	(16,557,934)	(34,013,650)

Decrease from shares repurchased (Note 4)	(15,505,562)	(39,632,967)

Total decrease in net assets	(9,783,061)	(44,855,647)

NET ASSETS

Beginning of period	664,410,071	709,265,718

End of period (including undistributed net investment
income of $7,456,815 and $7,431,962, respectively)	$654,627,010	$664,410,071

NUMBER OF FUND SHARES

Share outstanding at beginning of period	93,824,140	100,313,084

Shares repurchased (Note 4)	(2,434,381)	(6,488,944)

Shares outstanding at end of period	91,389,759	93,824,140

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	3/31/07	9/30/06	9/30/05	9/30/04	9/30/03	9/30/02

Net asset value,
beginning of period	$7.08	$7.07	$7.13	$6.99	$6.26	$6.54

Investment operations:
Net investment income (a)	.18(d)	.34(d)	.32(d)	.40(d)	.48	.52

Net realized and unrealized
gain (loss) on investments	.06	(.04)	.04	.23	.73	(.26)

Total from
investment operations	.24	.30	.36	.63	1.21	.26

Less distributions:
From net investment income	(.18)	(.35)	(.42)	(.49)	(.48)	(.53)

From return of capital	—	—	—	—	—	(.01)

Total distributions	(.18 )	(.35 )	(.42 )	(.49 )	(.48 )	(.54 )

Increase from shares
repurchased	.02	.06	—	—	—	—

Net asset value,
end of period	$7.16	$7.08	$7.07	$7.13	$6.99	$6.26

Market value,
end of period	$6.56	$6.15	$6.25	$6.73	$6.41	$6.38

Total return at
market value (%)(b)	9.65*	4.17	(0.98)	12.95	8.35	14.81

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$654,627	$664,410	$709,266	$715,596	$700,694	$627,620

Ratio of expenses to
average net assets (%)(c)	.44* (d)	.89(d)	.87(d)	.86(d)	.89	.87

Ratio of net investment income
to average net assets (%)	2.52* (d)	4.84(d)	4.43(d)	5.61(d)	7.22	7.97

Portfolio turnover (%)	29.27*(e)	113.12(e)	165.33(e)	113.46	141.60(f)	193.33(f)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

Financial highlights (Continued)

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

March 31, 2007	0.01%

September 30, 2006	0.02

September 30, 2005	0.02

September 30, 2004	<0.01

(e) Portfolio turnover excludes dollar roll transactions.

(f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $132,636,061 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 6,989,067	September 30, 2007

25,640,537	September 30, 2008

24,593,458	September 30, 2009

27,431,170	September 30, 2010

47,564,236	September 30, 2011

417,593	September 30, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2007, $6,429,142 of losses recognized during the period November 1, 2005 to September 30, 2006.

The aggregate identified cost on a tax basis is $727,542,764, resulting in gross unrealized appreciation and depreciation of $13,880,389 and

$10,600,760, respectively, or net unrealized appreciation of $3,279,629.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes (through incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes through incurrence of indebtedness). This fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets of the portion of the fund managed by PIL.

In July 2006, questions arose regarding a potential misidentification of the characteristics of certain securities in the fund’s portfolio, and the value of these securities was adjusted. The fund currently expects to be reimbursed for losses relating to this matter by Putnam. The amount of such reimbursement has not yet been determined, but is not expected to be material to the fund.

Putnam Management voluntarily reimbursed the fund $7,426 for a trading error which occurred during the period. The effect of the losses incurred and the reimbursement by Putnam Management of such losses had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended March 31, 2007, the fund incurred $291,711 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2007, the fund’s expenses were reduced by $84,122 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $370, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $135,788,115 and $179,789,053, respectively. Purchases and sales of U.S. government securities aggregated $13,288,024 and $13,841,246, respectively.

Written option transactions during the period ended March 31, 2007 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options
outstanding at
beginning
of period	JPY	13,104,267,000	$245,817
	AUD	—	—
	EUR	—	—

Options
opened	JPY	—	—
	AUD	32,090,000	15,377
	EUR	5,440,000	221,499

Options
exercised	JPY	—	—
	AUD	—	—
	EUR	—	—

Options
expired	JPY	(13,104,267,000)	(245,817)
	AUD	—	—
	EUR	—	—

Options
closed	JPY	—	—
	AUD	—	—
	EUR	—	—

Written
options
outstanding
at end
of period	JPY	—	—
	AUD	32,090,000	$ 15,377
	EUR	5,440,000	$221,499

Note 4: Share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding common shares over the 12 months ending October 6, 2006 (based on shares outstanding as of October 7, 2005). In March 2006, the Trustees approved an increase in this repurchase program to allow the fund to repurchase a total of up to 10% of its outstanding common shares over the same period. In September 2006, the Trustees extended the program on its existing terms through October 6, 2007. Repurchases will only be made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six-months ended March 31, 2007, the fund repurchased 2,434,381 common shares for an aggregate purchase price of $15,505,562, which reflects a weighted-average discount from net asset value per share of 11.2% .

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2007, management fees paid were reduced by $59,326 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $3,474,944 for the period ended March 31, 2007. During the period ended March 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $136,665,291 and $120,337,730, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of March 31, 2007, the fund had unfunded loan commitments of $272,813, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	Commitments

Meg Energy Corp.	$100,000

Trump Hotel & Casino Resort	172,813

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

The Staff of the SEC has indicated that it believes that Putnam Management did not comply with certain disclosure requirements in connection with dividend payments to shareholders of your fund. Putnam Management is currently engaged in settlement negotiations with the SEC Staff regarding this matter.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Shareholder meeting
results (Unaudited)

The annual meeting of shareholders of the fund was held on January 11, 2007.

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Jameson A. Baxter	85,470,695	2,139,016

Charles B. Curtis	85,462,746	2,146,965

Myra R. Drucker	85,494,873	2,114,838

John A. Hill	85,466,140	2,143,571

Paul L. Joskow	85,479,676	2,130,035

Elizabeth T. Kennan	85,490,681	2,119,030

Kenneth R. Leibler	85,453,240	2,156,471

Robert E. Patterson	85,446,628	2,163,083

W. Thomas Stephens	85,492,726	2,116,985

Richard B. Worley	85,462,471	2,147,240

Charles E. Haldeman, Jr.	85,500,261	2,109,450

George Putnam, III	85,498,615	2,111,096

A proposal to convert the fund to an open-end investment company was defeated as follows:

Votes for	Votes against	Abstentions	Broker non-votes

12,297,690	28,324,005	1,162,836	45,825,180

All tabulations are rounded to the nearest whole number.

Fund information

About Putnam Investments

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Elizabeth T. Kennan	Beth S. Mazor
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	James P. Pappas
Boston, MA 02109	W. Thomas Stephens	Vice President
Richard B. Worley
Investment Sub-Manager		Richard S. Robie, III
Putnam Investments Limited	Officers	Vice President
57–59 St. James’s Street	George Putnam, III
London, England SW1A 1LD	President	Francis J. McNamara, III
Vice President and
Marketing Services	Charles E. Porter	Chief Legal Officer
Putnam Retail Management	Executive Vice President,
One Post Office Square	Principal Executive Officer,	Robert R. Leveille
Boston, MA 02109	Associate Treasurer and	Chief Compliance Officer
Compliance Liaison
Custodians		Mark C. Trenchard
Putnam Fiduciary Trust	Jonathan S. Horwitz	Vice President and
Company, State Street Bank	Senior Vice President	BSA Compliance Officer
and Trust Company	and Treasurer
Judith Cohen
Legal Counsel	Steven D. Krichmar	Vice President, Clerk and
Ropes & Gray LLP	Vice President and	Assistant Treasurer
Principal Financial Officer
Trustees		Wanda M. McManus
John A. Hill, Chairman	Janet C. Smith	Vice President, Senior Associate
Jameson Adkins Baxter,	Vice President, Principal	Treasurer and Assistant Clerk
Vice Chairman	Accounting Officer and
Charles B. Curtis	Assistant Treasurer	Nancy E. Florek
Myra R. Drucker		Vice President, Assistant Clerk,
Charles E. Haldeman, Jr.	Susan G. Malloy	Assistant Treasurer
Paul L. Joskow	Vice President and	and Proxy Manager
Assistant Treasurer

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

SA713 243417 5/07

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

 Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

 Item 5. Audit Committee

Not Applicable

 Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) The team members identified as the fund’s Portfolio Leader(s) and Portfolio Member(s) coordinate team efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, each team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund. The names of all team members can be found at www.putnam.com.

During the period, Kevin Murphy was named a Portfolio Member of the fund following the departure of Portfolio Member David Waldman

Portfolio Members	Joined
	Fund	Employer	Positions Over Past Five Years

Kevin Murphy	2007	Putnam	Team Leader, High Grade Credit and
		Management	Core Fixed Income Teams
		1999 – Present	Previously, Investment Strategist

Other accounts managed by the fund’s portfolio managers. The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that were managed as of the end of the fund’s fiscal period by the

Portfolio Leaders or Portfolio Members who joined the fund’s management team during the period. The other accounts may include accounts for which the individual was not designated as a portfolio leader or portfolio member. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including separate
accounts, managed account
programs and single-sponsor
Portfolio Leader	Other SEC-registered open-end		Other accounts that pool assets			defined contribution plan
or Member		and closed-end funds		from more than one client		offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Kevin Murphy	13	$9,246,600,000	10	$9,291,500,000	13	$4,582,700,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to seek to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, which is identified in the shareholder report included in Item 1, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to each investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on (i) for tax-exempt funds, a tax-adjusted basis to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions or (ii) for taxable funds, on a before-tax basis.

Consistent performance means being above median over one year.

· Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

· Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Fund ownership. The following table shows the dollar ranges of shares of the fund owned as of March 31, 2006 and March 31, 2007 by the Portfolio Leaders or Portfolio Members who joined the fund’s management team during the fund’s fiscal period, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs	or Programs *

October 1 -
October 31,
2006	817,383	$6.23	817,383	2,724,981
November 1 -
November 30,
2006	895,688	$6.41	895,688	1,829,293
December 1 -
December 31,
2006	721,310	$6.47	721,310	1,107,983
January 1 -
January 31,
2007	-	-	-	1,107,983
February 1 -
February 28,
2007	-	-	-	1,107,983
March 1 -
March 31, 2007	-	-	-	1,107,983

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 5,015,654 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. . On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 10,031,308 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. This extension did not affect the number of shares eligible for repurchase under the program.

*Information is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2007
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2007